UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-3097

Smith Barney Managed Municipals Fund Inc.

(Exact name of registrant as specified in charter)

125 Broad Street, New York, NY 10004

(Address of principal executive offices) (Zip code)

Robert I. Frenkel, Esq.

c/o Citigroup Asset Management

300 First Stamford Place, 4th Floor

Stamford, CT 06902

(Name and address of agent for service)

Registrant’s telephone number, including area code: (800) 451-2010

Date of fiscal year end: February 28

Date of reporting period: August 31, 2005

ITEM 1.	REPORT TO STOCKHOLDERS.

The Semi-Annual Report to Stockholders is filed herewith.

EXPERIENCE

SEMI-ANNUAL

REPORT

AUGUST 31, 2005

Smith Barney

Managed Municipals Fund Inc.

Classic Series

INVESTMENT PRODUCTS: NOT FDIC INSURED • NO BANK GUARANTEE • MAY LOSE VALUE

Smith Barney Managed Municipals Fund Inc.

Semi-Annual Report  •  August 31, 2005

What’s

Inside

Fund Objective

The Fund seeks to maximize current interest income which is excluded from gross income for regular federal income tax purposes to the extent consistent with prudent investment management and the preservation of capital*. The Fund invests at least 80% of its assets in municipal securities.

*	Certain investors may be subject to the federal Alternative Minimum Tax, and state and local taxes may apply. Capital gains, if any, are fully taxable. Please consult your personal tax adviser.

Letter from the Chairman

R. JAY GERKEN, CFA

Chairman, President and Chief Executive Officer

Dear Shareholder,

The U.S. economy overcame several obstacles during the reporting period and continued to expand at a brisk pace. Rising interest rates, record high oil prices and geopolitical issues threatened to send the economy into a “soft patch.” In addition, the devastation caused by hurricane Katrina led to fears of a possible recession. However, when all was said and done, first quarter 2005 gross domestic product (“GDP”)i growth was 3.8% and the second quarter GDP growth was 3.3%, another solid advance. This marked nine consecutive quarters in which GDP grew 3.0% or more.

As expected, the Federal Reserve Board (“Fed”)ii continued to raise interest rates over the period in an attempt to ward off inflation. Following six rate hikes from June 2004 through February 2005, the Fed increased its target for the federal funds rateiii in 0.25% increments four additional times during the reporting period. All told, the Fed’s ten rate hikes have brought the target for the federal funds rate from 1.00% to 3.50%. Following the end of the Fund’s reporting period, at its September meeting, the Fed once again raised the target rate by 0.25% to 3.75%.

During much of the reporting period, the fixed income market confounded investors as short-term interest rates rose in concert with the Fed rate tightening, while longer-term rates, surprisingly, declined. When the period began, the federal funds target rate was 2.50% and the yield on the 10-year Treasury was 4.38%. When the reporting period ended, the federal funds rate had risen to 3.50% and the 10-year yield had fallen to 4.02%. Looking at the six-month period as a whole, the overall municipal bond market performed in line with the taxable bond market, as the Lehman Brothers Municipal Bond Indexiv and the Lehman Brothers Aggregate Bond Indexv both returned 2.85%.

Smith Barney Managed Municipals Fund Inc. 2005 Semi-Annual Report         1

Performance Review

For the six months ended August 31, 2005, Class A shares of the Smith Barney Managed Municipals Fund Inc., excluding sales charges, returned 1.09%. These shares underperformed the Fund’s unmanaged benchmark, the Lehman Brothers Municipal Bond Index, which returned 2.85% for the same period. The Lipper General Municipal Debt Funds Category Average1 increased 2.50% over the same time frame.

Certain investors may be subject to the Federal Alternative Minimum Tax, and state and local taxes may apply. Capital gains, if any, are fully taxable. Please consult your personal tax or legal adviser.

Performance Snapshot as of August 31, 2005 (excluding sales charges) (unaudited)

6 months

Managed Municipals Fund — Class A Shares	1.09%
Lehman Brothers Municipal Bond Index	2.85%
Lipper General Municipal Debt Funds Category Average	2.50%

The performance shown represents past performance. Past performance is no guarantee of future results and current performance may be higher or lower than the performance shown above. Principal value and investment returns will fluctuate and investors’ shares, when redeemed, may be worth more or less than their original cost. To obtain performance data current to the most recent month-end, please visit our website at www.citigroupam.com.

All share class returns assume the reinvestment of all distributions, including returns of capital, if any, at net asset value and the deduction of all Fund expenses. Returns have not been adjusted to include sales charges that may apply when shares are purchased or the deduction of taxes that a shareholder would pay on Fund distributions. Excluding sales charges, Class 1 shares returned 1.07%, Class B shares returned 0.89%, Class C shares returned 0.88% and Class Y shares returned 1.25% over the six months ended August 31, 2005.

[1]	Lipper, Inc. is a major independent mutual-fund tracking organization. Returns are based on the 6-month period ended August 31, 2005, including the reinvestment of distributions, including returns of capital, if any, calculated among the 278 funds in the Fund’s Lipper category, and excluding sales charges.

2         Smith Barney Managed Municipals Fund Inc. 2005 Semi-Annual Report

Special Shareholder Notice

On June 24, 2005, Citigroup Inc. (“Citigroup”) announced that it has signed a definitive agreement under which Citigroup will sell substantially all of its worldwide asset management business to Legg Mason, Inc. (“Legg Mason”).

As part of this transaction, Smith Barney Fund Management LLC (the “Manager”), currently an indirect wholly owned subsidiary of Citigroup, would become an indirect wholly owned subsidiary of Legg Mason. The Manager is the investment adviser to the Fund.

The transaction is subject to certain regulatory approvals, as well as other customary conditions to closing. Subject to such approvals and the satisfaction of the other conditions, Citigroup expects the transaction to be completed later this year.

Under the Investment Company Act of 1940, consummation of the transaction will result in the automatic termination of the investment advisory contract between the Fund and the Manager. Therefore, the Fund’s Board of Directors has approved a new investment advisory contract between the Fund and the Manager to become effective upon the closing of the sale to Legg Mason. The new investment management contract has been presented to shareholders for their approval.

Information About Your Fund

As you may be aware, several issues in the mutual fund industry have recently come under the scrutiny of federal and state regulators. The Fund’s Adviser and some of its affiliates have received requests for information from various government regulators regarding market timing, late trading, fees, and other mutual fund issues in connection with various investigations. The regulators appear to be examining, among other things, the Fund’s response to market timing and shareholder exchange activity, including compliance with prospectus disclosure related to these subjects. The Fund has been informed that the Adviser and its affiliates are responding to those information requests, but are not in a position to predict the outcome of these requests and investigations.

Important information concerning the Fund and its Adviser with regard to recent regulatory developments is

Smith Barney Managed Municipals Fund Inc. 2005 Semi-Annual Report         3

contained in the Notes to Financial Statements included in this report.

As always, thank you for your confidence in our stewardship of your assets. We look forward to helping you continue to meet your financial goals.

Sincerely,

R. Jay Gerken, CFA

Chairman, President and Chief Executive Officer

September 19, 2005

The information provided is not intended to be a forecast of future events, a guarantee of future results or investment advice. Views expressed may differ from those of the firm as a whole.

RISKS: Keep in mind, the Fund’s investments are subject to interest rate and credit risks. As interest rates rise, bond prices fall, reducing the value of the Fund’s share price. Lower-rated, higher yielding bonds known as “junk bonds” are subject to greater credit risk, including the risk of default, than higher-rated obligations. The Fund may use derivatives, such as options and futures, which can be illiquid, may disproportionately increase losses, and have a potentially large impact on Fund performance. Please see the Fund’s prospectus for more information on these and other risks.

All index performance reflects no deduction for fees, expenses or taxes. Please note an investor cannot invest directly in an index.

[i]	Gross domestic product is a market value of goods and services produced by labor and property in a given country.

ii	The Federal Reserve Board is responsible for the formulation of a policy designed to promote economic growth, full employment, stable prices, and a sustainable pattern of international trade and payments.

iii	The federal funds rate is the interest rate that banks with excess reserves at a Federal Reserve district bank charge other banks that need overnight loans.

iv	The Lehman Brothers Municipal Bond Index is a broad measure of the municipal bond market with maturities of at least one year.

[v]	The Lehman Brothers Aggregate Bond Index is a broad-based bond index comprised of Government, Corporate, Mortgage and Asset-backed issues, rated investment grade or higher, and having at least one year to maturity.

4         Smith Barney Managed Municipals Fund Inc. 2005 Semi-Annual Report

Fund at a Glance (unaudited)

Smith Barney Managed Municipals Fund Inc. 2005 Semi-Annual Report         5

Fund Expenses (unaudited)

Example

As a shareholder of the Fund, you may incur two types of costs: (1) transaction costs, including front-end and back-end sales charges (loads) on purchase payments; and (2) ongoing costs, including management fees; distribution and/or service (12b-1) fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

This example is based on an investment of $1,000 invested on March 1, 2005 and held for the six months ended August 31, 2005.

Actual Expenses

The table below titled “Based on Actual Total Return” provides information about actual account values and actual expenses. You may use the information provided in this table, together with the amount you invested, to estimate the expenses that you paid over the period. To estimate the expenses you paid on your account, divide your ending account value by $1,000 (for example, an $8,600 ending account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled “Expenses Paid During the Period”.

Based on Actual Total Return(1)

	Actual Total Return Without Sales Charges(2)	Beginning Account Value	Ending Account Value	Annualized Expense Ratio	Expenses Paid During the Period(3)
Class 1	1.07%	$1,000.00	$1,010.70	0.76%	$3.85

Class A	1.09	1,000.00	1,010.90	0.70	3.55

Class B	0.89	1,000.00	1,008.90	1.24	6.28

Class C	0.88	1,000.00	1,008.80	1.26	6.38

Class Y	1.25	1,000.00	1,012.50	0.52	2.64

(1)	For the six months ended August 31, 2005.
(2)	Assumes reinvestment of distributions, including returns of capital, if any, at net asset value and does not reflect the deduction of the applicable sales charges with respect to Class 1 and A shares or the applicable contingent deferred sales charges (“CDSC”) with respect to Class B and C shares. Total return is not annualized, as it may not be representative of the total return for the year. Performance figures may reflect voluntary fee waivers and/or expense reimbursements. Past performance is no guarantee of future results. In the absence of voluntary fee waivers and/or expense reimbursements, the total return would have been lower.
(3)	Expenses (net of voluntary fee waivers) are equal to each class’ respective annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year, then divided by 365.

6         Smith Barney Managed Municipals Fund Inc. 2005 Semi-Annual Report

Fund Expenses (unaudited) (continued)

Hypothetical Example for Comparison Purposes

The table below titled “Based on Hypothetical Total Return” provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio and an assumed rate of return of 5.00% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use the information provided in this table to compare the ongoing costs of investing in the Fund and other funds. To do so, compare the 5.00% hypothetical example relating to the Fund with the 5.00% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table below are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as front-end or back-end sales charges (loads). Therefore, the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

Based on Hypothetical Total Return(1)

	Hypothetical Annualized Total Return	Beginning Account Value	Ending Account Value	Annualized Expense Ratio	Expenses Paid During the Period(2)
Class 1	5.00%	$1,000.00	$1,021.37	0.76%	$3.87

Class A	5.00	1,000.00	1,021.68	0.70	3.57

Class B	5.00	1,000.00	1,018.95	1.24	6.31

Class C	5.00	1,000.00	1,018.85	1.26	6.41

Class Y	5.00	1,000.00	1,022.58	0.52	2.65

(1)	For the six months ended August 31, 2005.
(2)	Expenses (net of voluntary fee waivers) are equal to each class’ respective annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year, then divided by 365.

Smith Barney Managed Municipals Fund Inc. 2005 Semi-Annual Report         7

Schedule of Investments (August 31, 2005) (unaudited)

SMITH BARNEY MANAGED MUNICIPALS FUND INC.

Face Amount	Rating‡	Security	Value

MUNICIPAL BONDS — 99.0%
Alabama — 0.8%
		Huntsville, AL, Solid Waste Disposal Authority & Resources Recovery Revenue, Refunding, MBIA-Insured:
$4,940,000	AAA	5.500% due 10/1/13 (a)	$5,361,728
8,880,000	AAA	5.500% due 10/1/14 (a)	9,599,635
4,000,000	Aaa(b)	Southeast Alabama Gas District, Alabama General System Revenue, Series A, AMBAC-Insured, 5.625% due 6/1/25	4,437,520

		Total Alabama	19,398,883

Arizona — 1.9%
		Arizona Agricultural Improvement & Power District, Electric System Revenue, Salt River Project:
3,375,000	AA	Refunding, Series A, 5.000% due 1/1/23	3,619,181
2,500,000	AA	Series B, 5.000% due 1/1/31	2,640,900
3,500,000	AAA	Maricopa County, AZ, IDA, MFH Revenue, Series A, Call 10/1/05 @ 102, 6.500% due 10/1/25 (c)	3,579,170
14,000,000	AAA	Mesa, AZ, IDA, Revenue, Discovery Health Systems, Series A, MBIA-Insured, Call 1/1/10 @ 101, 5.625% due 1/1/19 (c)	15,516,760
		Phoenix, AZ:
		Civic Improvement Corp.:
		Airport Revenue, Junior Lien, FGIC-Insured:
2,500,000	AAA	5.250% due 7/1/21 (a)	2,556,825
6,650,000	AAA	5.375% due 7/1/29 (a)	6,829,683
2,500,000	AAA	Excise Tax Revenue, Senior Lien, Municipal Courthouse Project, Series A, 5.250% due 7/1/24	2,683,425
1,000,000	AAA	IDA, MFH Revenue, Refunding, Capitol Mews Apartments, Series A, GNMA-Collateralized, 5.700% due 12/20/40 (a)	1,058,500
		University of Arizona, COP, AMBAC-Insured:
		Series A:
1,525,000	AAA	5.000% due 6/1/19	1,628,105
725,000	AAA	5.000% due 6/1/20	771,799
5,435,000	AAA	Series B, 5.000% due 6/1/28	5,759,850

		Total Arizona	46,644,198

Arkansas — 0.2%
4,345,000	Aaa(b)	Little Rock, AR, School District, GO, Refunding, Series B, FSA-Insured, 5.500% due 2/1/30	4,689,211

California — 9.6%
4,180,000	AAA	Brea, CA, RDA, Refunding, Tax Allocation, Series A, Redevelopment Area AB, AMBAC-Insured, 5.000% due 8/1/23	4,434,980
3,000,000	Ba1(b)	California EFA Revenue, Pooled College & University Project, Series A, Call 7/1/08 @ 101, 5.625% due 7/1/23 (c)	3,090,570
4,000,000	AA-	California Health Facilities Finance Authority Revenue, Sutter Health, Series A, 6.250% due 8/15/35	4,554,200
		California Infrastructure & Economic Development Bank Revenue:
5,000,000	AAA	Bay Area Toll Bridges, First Lien, Series A, FGIC-Insured, 5.000% due 7/1/25	5,363,850

See Notes to Financial Statements.

8         Smith Barney Managed Municipals Fund Inc. 2005 Semi-Annual Report

Schedule of Investments (August 31, 2005) (unaudited) (continued)

Face Amount	Rating‡	Security	Value

California — 9.6% (continued)
$2,100,000	AAA	Los Angeles County Department of Public Social Services, AMBAC-Insured, 5.750% due 9/1/23	$2,429,910
4,875,000	AAA	California State Department of Veteran Affairs, Home Purchase Revenue, Series A, AMBAC-Insured, 5.300% due 12/1/21	5,244,135
3,730,000	AAA	California State Department of Water Resources, Water Revenue, Series W, FSA-Insured, 5.125% due 12/1/24	3,982,670
18,500,000	AA-	California State Economic Recovery, Series A, 5.000% due 7/1/08 (d)	19,507,695
1,810,000	AAA	California Statewide Communities Development Authority Health Facility Revenue, Community Hospital of Monterey Peninsula, Series B, FSA-Insured, 5.250% due 6/1/23	1,980,574
16,260,000	AAA	Castaic Lake Water Agency, COP, Revenue, Series A, MBIA-Insured, 5.250% due 8/1/23 (d)	17,591,857
3,655,000	AAA	Cucamonga County, CA, Water District, COP, FGIC-Insured, 5.125% due 9/1/31	3,888,737
		Golden State Tobacco Securitization Corp., CA, Tobacco Settlement Revenue:
8,000,000	A-	Enhanced Asset Backed, Series B, Call 6/1/07 @ 100, 5.625% due 6/1/20 (c)	8,381,360
24,000,000	BBB	Series 2003-A-1, 6.750% due 6/1/39 (d)	27,713,280
3,000,000	AAA	Inglewood, CA, Public Financing Authority Revenue, Refunding, Series A, AMBAC-Insured, 5.250% due 8/1/21	3,259,500
9,925,000	AAA	Los Angeles County, CA, COP, Antelope Valley Courthouse, Series A, AMBAC-Insured, 5.250% due 11/1/33	10,664,313
		Los Angeles, CA, Water & Power Revenue, Power Systems, Series B, FSA-Insured:
1,500,000	AAA	5.000% due 7/1/23	1,607,070
3,920,000	AAA	5.000% due 7/1/25	4,191,656
7,850,000	AAA	5.000% due 7/1/26	8,377,677
3,500,000	AAA	Metropolitan Water District of Southern California, Waterworks Revenue Authorization, Series B-2, FGIC-Insured, 5.000% due 10/1/24	3,766,770
		Modesto, CA, Irrigation District, COP, Capital Improvements, Series A, FSA-Insured:
1,535,000	AAA	5.000% due 7/1/20	1,631,337
2,210,000	AAA	5.000% due 7/1/21	2,343,617
1,680,000	AAA	5.000% due 7/1/22	1,778,666
5,000,000	Aaa(b)	Monterey County, CA, COP, Master Plan Financing, MBIA-Insured, 5.000% due 8/1/26	5,249,650
10,785,000	AAA	Novato, CA, USD, FGIC-Insured, 5.000% due 8/1/26	11,467,151
		Orange County, CA:
1,000,000	AAA	Recovery, COP, Series A, MBIA-Insured, 6.000% due 7/1/08 (e)	1,084,140
1,000,000	AAA	Refunding, Recovery, Series A, MBIA-Insured, 6.000% due 6/1/09 (e)	1,107,840
3,000,000	AAA	Pomona, CA, Public Financing Authority Revenue, Merged Redevelopment Project, Series AD, MBIA-Insured, 5.000% due 2/1/27	3,144,360
		Rancho Cucamonga, CA, RDA, Tax Allocation, Rancho Redevelopment Project:
1,000,000	AAA	Housing Set-Aside, MBIA-Insured, 5.250% due 9/1/26	1,039,920

See Notes to Financial Statements.

Smith Barney Managed Municipals Fund Inc. 2005 Semi-Annual Report         9

Schedule of Investments (August 31, 2005) (unaudited) (continued)

Face Amount	Rating‡	Security	Value

California — 9.6% (continued)
$5,000,000	AAA	MBIA-Insured, 5.125% due 9/1/30	$5,269,600
2,025,000	AA-	Sacramento, CA, City Financing Authority Revenue, Capital Improvement, Call 6/1/10 @ 101, 5.600% due 6/1/25 (c)	2,265,712
		San Francisco, CA, City & County:
16,675,000	AAA	Airports Commission, International Airports Revenue, Refunding, Second Series 27B, FGIC-Insured, 5.125% due 5/1/26 (d)	17,666,829
		COP, San Bruno Jail Number 3, AMBAC-Insured:
3,000,000	AAA	5.250% due 10/1/20	3,235,560
5,000,000	AAA	5.250% due 10/1/26	5,362,050
		San Jose, CA:
5,000,000	AAA	RDA, Tax Allocation, Merged Area Redevelopment Project, MBIA-Insured, 5.000% due 8/1/24	5,328,300
		USD, GO, Santa Clara County, Series D, FSA-Insured:
4,580,000	AAA	5.000% due 8/1/21	4,880,723
3,000,000	AAA	5.125% due 8/1/25	3,227,640
		University of California Revenues, General Series A, AMBAC-Insured:
4,000,000	AAA	5.000% due 5/15/23	4,284,240
3,750,000	AAA	5.000% due 5/15/24	4,011,338
4,000,000	AAA	5.000% due 5/15/25	4,273,280
6,000,000	AAA	5.000% due 5/15/26	6,397,620
1,515,000	AAA	Victorville, CA, MFH Revenue, Refunding, Wimbledon Apartments, Series A, GNMA-Collateralized, 6.150% due 4/20/16	1,561,162

		Total California	236,641,539

Colorado — 3.3%
1,000,000	NR	Aspen, CO, Sales Tax Revenue, Call 11/1/09 @ 100, 5.250% due 11/1/15 (c)	1,079,890
		Colorado Educational & Cultural Facilities Authority Revenue, Refunding & Improvement, University of Denver Project, AMBAC-Insured, Call 3/1/11 @ 100:
2,815,000	AAA	5.250% due 3/1/18 (c)	3,100,272
5,810,000	AAA	5.300% due 3/1/19 (c)	6,413,252
3,245,000	AAA	5.500% due 3/1/21 (c)	3,614,346
12,500,000	AAA	Colorado Health Facilities Authority Revenue, Series B, Remarketed 7/8/98, 5.350% due 8/1/15 (e)	12,975,000
25,000,000	A	Denver, CO, City & County Airport Revenue, Series A, 14.000% due 11/15/08 (a)(d)	30,510,000
		Denver, CO, City & County, COP, Series B, AMBAC-Insured, Call 12/1/10 @ 101:
6,655,000	AAA	5.750% due 12/1/17 (c)	7,519,684
7,420,000	AAA	5.500% due 12/1/21 (c)	8,295,412
4,000,000	AAA	5.500% due 12/1/25 (c)	4,471,920
2,000,000	AAA	Golden, CO, Sales & Use Tax Revenue, Improvement, Series B, AMBAC-Insured, 5.100% due 12/1/20	2,140,740
1,000,000	AAA	Highlands Ranch, CO, GO, Metropolitan District Number 2, Refunding, FSA-Insured, 6.500% due 6/15/10	1,139,760

		Total Colorado	81,260,276

See Notes to Financial Statements.

10         Smith Barney Managed Municipals Fund Inc. 2005 Semi-Annual Report

Schedule of Investments (August 31, 2005) (unaudited) (continued)

Face Amount	Rating‡	Security	Value

Connecticut — 2.9%
		Connecticut State:
		Airport Revenue, Bradley International Airport, FGIC-Insured:
$2,550,000	AAA	5.000% due 10/1/08	$2,682,345
4,715,000	AAA	5.000% due 10/1/09	5,025,200
1,435,000	AAA	5.000% due 10/1/10	1,547,992
15,000,000	AAA	HEFA Revenue, Yale University, Series W, 5.125% due 7/1/27	15,737,700
		Mashantucket Western Pequot Tribe Connecticut Special Revenue:
		Series A:
495,000	AAA	6.500% due 9/1/05 (e)(g)	495,000
4,000,000	Baa3(b)	5.500% due 9/1/28	4,167,560
		Series B:
1,000,000	Baa3(b)	5.550% due 9/1/08 (g)	1,060,050
2,000,000	Baa3(b)	5.700% due 9/1/12 (g)	2,116,660
6,500,000	Baa3(b)	5.750% due 9/1/18 (g)	6,840,340
		South Central Connecticut Regional Water Authority, Water System Revenue, 16th Series, AMBAC-Insured:
2,715,000	AAA	5.375% due 8/1/25	2,955,088
7,920,000	AAA	5.375% due 8/1/30	8,616,643
		University of Connecticut, GO, Series A:
3,905,000	AA	5.000% due 4/1/20	4,191,510
4,500,000	AA	5.000% due 4/1/21	4,808,520
		Waterbury, CT, GO, Series A, FSA-Insured:
3,435,000	AAA	5.000% due 4/1/18	3,707,773
1,925,000	AAA	5.000% due 4/1/19	2,065,063
2,500,000	AAA	5.000% due 4/1/20	2,671,400
2,000,000	AAA	5.000% due 4/1/21	2,135,920
1,225,000	AAA	5.125% due 4/1/22	1,319,288

		Total Connecticut	72,144,052

Delaware — 0.0%
250,000	Aaa(b)	Delaware State EDA Revenue, Osteopathic Hospital Association, Series A, 6.750% due 1/1/13 (e)	292,283

District of Columbia — 0.7%
		District of Columbia:
1,125,000	AAA	GO, Series A, MBIA-Insured, 5.000% due 6/1/15	1,179,439
		Revenue:
3,000,000	AAA	American Association for the Advancement of Science, AMBAC-Insured, 5.250% due 1/1/16 (f)	3,178,800
		Georgetown University:
3,900,000	AAA	Series D, Converted 5/1/98, MBIA-Insured, 5.350% due 4/1/16	4,134,702
		Series E, Converted 5/1/98, MBIA-Insured:
3,700,000	AAA	5.350% due 4/1/17	3,922,666
5,300,000	AAA	5.350% due 4/1/18	5,618,954

		Total District of Columbia	18,034,561

See Notes to Financial Statements.

Smith Barney Managed Municipals Fund Inc. 2005 Semi-Annual Report         11

Schedule of Investments (August 31, 2005) (unaudited) (continued)

Face Amount	Rating‡	Security	Value

Florida — 4.9%
		Boynton Beach, FL, MFH Revenue, Housing Mortgage, Clipper Cove Apartments, Call 1/1/06 @ 102:
$750,000	AAA	6.350% due 7/1/16 (c)	$773,490
1,325,000	AAA	6.400% due 7/1/21 (c)	1,366,711
2,000,000	AA+	Broward County, FL, GO, Refunding, 12.500% due 1/1/06	2,061,360
2,000,000	AAA	Clay County, FL, School Board, COP, Master Lease Program, MBIA-Insured, 5.750% due 7/1/22	2,229,860
		Florida State Board of Education, Capital Outlay, GO, Public Education, Series A:
4,010,000	AAA	5.125% due 6/1/21	4,338,700
15,965,000	AAA	5.250% due 6/1/24 (d)	17,258,325
5,100,000	AAA	Lakeland, FL, Electric & Water Revenue, Refunding, Series A, MBIA-Insured, 5.000% due 10/1/18	5,462,100
4,095,000	AAA	Lee County, FL, Transportation Facilities Revenue, Refunding, Series A, AMBAC-Insured, 5.500% due 10/1/17	4,536,891
		Martin County, FL:
		IDA Revenue, Indiantown Cogeneration Project:
13,500,000	BB+	Series A, 7.875% due 12/15/25 (a)	13,927,950
6,010,000	BB+	Series B, 8.050% due 12/15/25 (a)	6,223,055
465,000	A2(b)	Special Assessment Revenue, Tropical Farms Water, 6.100% due 11/1/15	467,255
		Orange County, FL:
		School Board, COP:
25,250,000	Aaa(b)	AMBAC-Insured, 5.500% due 8/1/25 (d)	27,684,857
18,500,000	Aaa(b)	Series A, MBIA-Insured, 5.250% due 8/1/23 (d)	19,923,760
4,500,000	AAA	Tourist Development Tax Revenue, Senior Lien, AMBAC-Insured, 5.125% due 10/1/25	4,832,820
2,740,000	AA	Orlando, FL, Utilities Commission, Water & Electric Revenue, Refunding, 5.000% due 10/1/23	2,920,045
2,070,000	AAA	Palm Beach County, FL, Public Improvement Revenue, Convention Center Project, FGIC-Insured, Call 11/1/11 @ 100, 5.125% due 11/1/20 (c)	2,279,919
2,000,000	AAA	St. Lucie West, FL, Services District, Special Assessment Revenue, Port St. Lucie, Refunding, Senior Lien, Water Management Benefit, Series A, MBIA-Insured, 5.250% due 5/1/25	2,152,040
1,100,000	AAA	Village Center Community Development District, Florida Recreational Revenue, Series A, MBIA-Insured, 5.200% due 11/1/25	1,185,547

		Total Florida	119,624,685

Georgia — 0.8%
2,000,000	AAA	Augusta, GA, Water & Sewer Revenue, FSA-Insured, 5.250% due 10/1/26	2,170,240
		Georgia Private Colleges & Universities Authority Revenue, Mercer University Project:
9,785,000	Baa1(b)	5.750% due 10/1/31	10,642,851
2,000,000	Baa1(b)	Series A, 5.250% due 10/1/20	2,077,880
3,500,000	NR	Savannah, GA, EDA Revenue, College of Arts & Design Inc. Project, Call 10/1/09 @ 102, 6.900% due 10/1/29 (c)	4,004,070

		Total Georgia	18,895,041

See Notes to Financial Statements.

12         Smith Barney Managed Municipals Fund Inc. 2005 Semi-Annual Report

Schedule of Investments (August 31, 2005) (unaudited) (continued)

Face Amount	Rating‡	Security	Value

Hawaii — 1.1%
		Hawaii State:
$2,500,000	AAA	Airports Systems Revenue, Refunding, Series A, FGIC-Insured, 5.750% due 7/1/21	$2,770,825
		Department of Budget & Finance, Special Purpose Revenue, Kaiser Permanente, Series A:
15,545,000	AAA	5.100% due 3/1/14 (d)(e)	16,624,445
4,000,000	AAA	5.150% due 3/1/15 (e)	4,262,480
3,850,000	AAA	Honolulu, HI, City & County, GO, Series A, FSA-Insured, Call 9/1/11 @ 100, 5.250% due 9/1/24 (c)	4,263,567

		Total Hawaii	27,921,317

Illinois — 3.4%
		Chicago, IL:
500,000	AA+	Metropolitan Water Reclamation District, Greater Chicago, GO, Capital Improvement Bonds, 7.000% due 1/1/11 (e)	572,840
50,185,000	AAA	Skyway Toll Bridge Revenue, AMBAC-Insured, Call 1/1/11 @ 101, 5.500% due 1/1/31 (c)(d)	56,159,022
3,585,000	AAA	Wastewater Transmission Revenue, Second Lien, MBIA-Insured, Call 1/1/10 @ 101, 5.750% due 1/1/25 (c)	3,991,360
500,000	AAA	Cook County, IL, Community College District Number 508, Chicago, COP, FGIC-Insured, 8.750% due 1/1/07	536,950
		Illinois State:
2,750,000	AAA	COP, Department of Central Management Services, MBIA-Insured, 5.650% due 7/1/17	2,861,650
		GO, First Series:
4,000,000	AAA	FGIC-Insured, 5.125% due 2/1/22	4,308,000
10,000,000	AAA	MBIA-Insured, Call 6/1/10 @ 100, 5.625% due 6/1/25 (c)	11,066,600
3,430,000	AAA	University of Illinois Revenue, Auxiliary Facilities Systems, Series A, MBIA-Insured, Call 4/1/10 @ 101, 5.750% due 4/1/19 (c)	3,837,964

		Total Illinois	83,334,386

Indiana — 2.3%
36,625,000	BBB+	Indiana State DFA Environment Improvement Revenue, USX Corp. Project, 5.250% due 12/1/22 (d)	39,578,440
2,500,000	BBB-	Petersburg, IN, PCR, Refunding, Indianapolis Power & Light Co. Project, 6.625% due 12/1/24	2,534,825
15,000,000	AAA	Rockport, IN, PCR, Refunding, Indiana Michigan Power Co. Project, Series A, AMBAC-Insured, 6.550% due 6/1/25	15,415,200

		Total Indiana	57,528,465

Kansas — 0.3%
2,725,000	AAA	Johnson County, KS, USD, Number 231, Refunding & Improvement, Series A, FSA-Insured, 5.000% due 10/1/18	2,884,876
2,575,000	Aaa(b)	Kansas State DFA Revenue, Public Water Supply Revolving Loan, Series 2, AMBAC-Insured, 5.625% due 4/1/23	2,834,637
2,000,000	Aaa(b)	Wyandotte County, KS, School District Number 204, Bonner Springs, GO, Refunding & Improvement, Series A, FSA-Insured, 5.600% due 9/1/20	2,189,660

		Total Kansas	7,909,173

See Notes to Financial Statements.

Smith Barney Managed Municipals Fund Inc. 2005 Semi-Annual Report         13

Schedule of Investments (August 31, 2005) (unaudited) (continued)

Face Amount	Rating‡	Security	Value

Kentucky — 0.3%
$2,500,000	AAA	Boone County, KY PCR, Refunding, Dayton Power And Light Co., Series A, FGIC-Insured, 4.700% due 1/1/28	$2,567,175
		Kentucky Infrastructure Authority, Series A:
1,200,000	A+	5.000% due 6/1/19	1,279,260
1,250,000	A+	5.000% due 6/1/20	1,329,900
1,835,000	AAA	Kentucky State Property & Buildings Commission Revenue, Project Number 66, Series A, MBIA-Insured, Call 5/1/10 @ 100, 5.700% due 5/1/17 (c)	2,032,611

		Total Kentucky	7,208,946

Louisiana — 0.1%
1,500,000	BBB-	St. Charles Parish, LA, PCR, Refunding, Union Carbide Corp. Project, 5.100% due 1/1/12	1,468,995

Maine — 0.1%
3,385,000	AAA	University of Maine System Revenue, Series A, AMBAC-Insured, 5.500% due 3/1/30	3,658,508

Maryland — 1.3%
2,000,000	AAA	Baltimore County, MD, Mortgage Revenue, Refunding, Northbrooke Apartment Project, Series A, GNMA-Collateralized, 6.350% due 1/20/21 (f)	2,034,680
5,000,000	AA-	Maryland State Health & Higher EFA Revenue, The Johns Hopkins Hospital Issue, 5.000% due 11/15/24	5,295,850
		Maryland State Transportation Authority:
4,470,000	AAA	Lease Revenue, Metrorail Parking Projects, AMBAC-Insured, 5.000% due 7/1/24	4,844,139
2,710,000	AAA	Parking Revenue, Baltimore/Washington International Airport Project, Series A, AMBAC-Insured, 5.000% due 3/1/22	2,897,261
		Montgomery County, MD, Housing Opportunities Commission Revenue, Series A:
2,725,000	A2(b)	5.550% due 11/1/22	2,860,596
12,980,000	A2(b)	5.650% due 11/1/33	13,638,865

		Total Maryland	31,571,391

Massachusetts — 3.7%
2,200,000	AAA	Holyoke, MA, GO, Municipal Purpose Loan of 1996 Bonds, Series A, FSA-Insured, Call 6/15/06 @101, 5.500% due 6/15/16 (c)	2,267,166
		Massachusetts Bay Transportation Authority, Sales Tax Revenue, Senior Series A, Call 7/1/10 @ 100:
3,235,000	AAA	5.500% due 7/1/30 (c)	3,552,580
765,000	AAA	Refunded Balance, 5.500% due 7/1/30 (c)	843,688
		Massachusetts State, GO, Consolidated Loan, Series C, Call 11/1/12 @ 100:
12,240,000	AA	5.250% due 11/1/30 (c)	13,519,325
6,760,000	AA	Refunded Balance, 5.250% due 11/1/30 (c)	7,466,555
		Massachusetts State:
		DFA Revenue:
1,000,000	Aaa(b)	Merrimack College Issue, MBIA-Insured, 5.000% due 7/1/22	1,067,730
2,200,000	A2(b)	Visual & Performing Arts Project, 6.000% due 8/1/21	2,705,142
		HEFA Revenue:
15,000,000	AAA	Harvard University, Series FF, 5.000% due 7/15/22	16,086,450

See Notes to Financial Statements.

14         Smith Barney Managed Municipals Fund Inc. 2005 Semi-Annual Report

Schedule of Investments (August 31, 2005) (unaudited) (continued)

Face Amount	Rating‡	Security	Value

Massachusetts — 3.7% (continued)
$5,000,000	AAA	New England Medical Center Hospital, Series H, FGIC-Insured, 5.000% due 5/15/22	$5,278,700
3,000,000	AA-	Partners Healthcare System, Series B, 5.250% due 7/1/13	3,197,880
		University of Massachusetts:
5,030,000	AAA	Lowell Campus, Series B, FGIC-Insured, 5.250% due 10/1/31	5,424,704
9,000,000	AAA	Project, Series C, MBIA-Insured, 5.250% due 10/1/31	9,767,250
		Worcester Campus, Series B, FGIC-Insured:
1,870,000	AAA	5.125% due 10/1/20	2,022,068
1,350,000	AAA	5.125% due 10/1/21	1,458,257
1,565,000	AAA	5.125% due 10/1/22	1,688,729
1,170,000	AAA	5.125% due 10/1/23	1,261,178
5,000,000	AAA	5.250% due 10/1/31	5,392,350
5,000,000	AAA	Special Obligation Revenue, Consolidated Loan, Series A, FGIC-Insured, Call 6/1/12 @ 100, 5.000% due 6/1/21 (c)	5,446,350
2,000,000	AAA	University of Massachusetts Building Authority, Project Revenue, Refunding, Senior Lien, Series 04-1, AMBAC-Insured, 5.250% due 11/1/26	2,201,200

		Total Massachusetts	90,647,302

Michigan — 7.3%
4,000,000	AA	Byron Center, MI, Public Schools, GO, Q-SBLF-Insured, 5.000% due 5/1/22	4,236,200
2,795,000	AAA	Clarkston, MI, Community Schools, GO, MBIA/Q-SBLF-Insured, Call 5/1/07 @ 100, 5.250% due 5/1/23 (c)	2,902,887
		Detroit, MI:
2,000,000	AAA	Downtown Development Authority, Tax Increment Revenue, Development Area Number 1 Project, Series C, Call 7/1/06 @ 102, 6.250% due 7/1/25 (c)	2,094,180
3,000,000	AAA	Water Supply Systems, Senior Lien, Series A, FGIC-Insured, Call 1/1/10 @ 101, 5.750% due 7/1/26 (c)	3,340,050
3,825,000	AA	Dundee, MI, Community School District, GO, School Building & Site, Q-SBLF-Insured, Call 5/1/10 @ 100, 5.500% due 5/1/30 (c)	4,212,779
		East Lansing, MI, Community School District, GO, School Building & Site, Q-SBLF-Insured, Call 5/1/10 @ 100:
1,000,000	AA	5.400% due 5/1/18 (c)	1,097,080
2,800,000	AA	5.450% due 5/1/19 (c)	3,077,844
1,900,000	AA	5.500% due 5/1/21 (c)	2,092,622
4,000,000	AA	5.625% due 5/1/30 (c)	4,427,000
4,075,000	AAA	Galesburg-Augusta, MI, Community Schools, GO, FGIC/Q-SBLF-Insured, Call 5/1/10 @ 100, 5.375% due 5/1/27 (c)	4,466,241
		Grand Rapids, MI, Water Supply, Refunding, FGIC-Insured:
1,000,000	AAA	5.250% due 1/1/17	1,083,210
3,500,000	AAA	5.250% due 1/1/18	3,785,915
1,000,000	AAA	Grand Valley, MI, State University Revenue, Refunding General, MBIA-Insured, Call 10/1/07 @ 101, 5.250% due 10/1/17 (c)	1,056,690
1,990,000	AA	Haslett, MI, Public School District, Building & Site, Q-SBLF-Insured, Call 11/1/11 @ 100, 5.000% due 5/1/22 (c)	2,178,055
		Michigan State:
5,530,000	AAA	COP, AMBAC-Insured, 5.500% due 6/1/27	5,988,437

See Notes to Financial Statements.

Smith Barney Managed Municipals Fund Inc. 2005 Semi-Annual Report         15

Schedule of Investments (August 31, 2005) (unaudited) (continued)

Face Amount	Rating‡	Security	Value

Michigan — 7.3% (continued)
		Hospital Finance Authority Revenue:
		Refunding, OSF Healthcare Systems:
$5,355,000	A	6.125% due 11/15/19	$5,738,686
2,500,000	A	6.250% due 11/15/24	2,694,925
30,000,000	AA-	Trinity Health, Series C, 5.375% due 12/1/30 (d)	31,946,700
55,000,000	BB-	Midland County, MI, Economic Development Corp., Refunding, Subordinated, Limited Obligation, Series A, 6.875% due 7/23/09 (a)(d)	57,684,000
		Midland, MI, GO, AMBAC-Insured:
1,000,000	AAA	5.150% due 5/1/18	1,054,850
1,030,000	AAA	5.200% due 5/1/19	1,096,342
1,340,000	AAA	5.250% due 5/1/21	1,427,381
1,500,000	AA	Montague, MI Public Schools District, GO, Refunding, Building & Site, Q-SBLF-Insured, 5.000% due 5/1/22	1,588,575
3,555,000	AA	Newaygo, MI, GO, Public Schools, Q-SBLF-Insured, Call 5/1/10 @ 100, 5.625% due 5/1/26 (c)	3,934,496
		Saline, MI, Area Schools, GO, Series A, Q-SBLF-Insured, Call 5/1/10 @ 100:
3,145,000	AA	5.750% due 5/1/18 (c)	3,497,617
5,150,000	AA	5.375% due 5/1/19 (c)	5,644,451
4,305,000	AA	5.375% due 5/1/21 (c)	4,718,323
5,150,000	AA	5.375% due 5/1/22 (c)	5,644,451
		Stockbridge, MI, GO, Community Schools, Series A, Q-SBLF-Insured, Call 5/1/10 @ 100:
800,000	AA	5.400% due 5/1/16 (c)	877,664
825,000	AA	5.450% due 5/1/17 (c)	906,865
600,000	AA	5.500% due 5/1/21 (c)	660,828
1,325,000	AA	5.625% due 5/1/26 (c)	1,466,444
2,250,000	AAA	West Bloomfield, MI, School District, School Building & Site, MBIA-Insured, Call 5/1/11 @ 100, 5.125% due 5/1/21 (c)	2,469,803

		Total Michigan	179,091,591

Minnesota — 3.5%
2,500,000	AAA	Dakota County, MN, CDA, MFH Revenue, Southfork Apartments, FNMA-Collateralized, 5.625% due 2/1/26	2,632,225
		Eden Prairie, MN, MFH Revenue, Rolling Hills Project, Series A, GNMA-Collateralized:
1,000,000	A1(b)	6.150% due 8/20/31	1,094,190
1,000,000	A1(b)	6.200% due 2/20/43	1,083,010
		Elk River, MN, ISD Number 728, GO, Series A, MBIA-Insured:
9,500,000	Aaa(b)	5.375% due 2/1/20	10,374,475
4,250,000	Aaa(b)	5.500% due 2/1/21	4,664,970
		Hennepin County, MN, Lease Revenue, COP:
2,955,000	AA+	5.000% due 11/15/14	3,124,233
3,105,000	AA+	5.000% due 11/15/15	3,279,936
		Minneapolis & St. Paul, MN, Metropolitan Airports Commission, Airport Revenue:
		Series A, FGIC-Insured:
15,720,000	AAA	5.125% due 1/1/25 (d)	16,526,908

See Notes to Financial Statements.

16         Smith Barney Managed Municipals Fund Inc. 2005 Semi-Annual Report

Schedule of Investments (August 31, 2005) (unaudited) (continued)

Face Amount	Rating‡	Security	Value

Minnesota — 3.5% (continued)
$2,500,000	AAA	5.250% due 1/1/25	$2,679,200
		Sub-Series C, FGIC-Insured:
8,000,000	AAA	5.250% due 1/1/26	8,565,440
7,750,000	AAA	5.250% due 1/1/32	8,255,455
2,750,000	A-	Minneapolis, MN, Health Care System Revenue, Allina Health Systems, Series A, 6.000% due 11/15/18	3,110,800
500,000	A2(b)	Minnesota State Higher EFA Revenue, St. Johns University, Series 4-L, Call 10/1/07 @ 100, 5.350% due 10/1/17 (c)	524,115
		Minnesota State, GO:
7,400,000	AAA	5.250% due 8/1/18	8,008,724
6,375,000	AAA	5.250% due 8/1/19	6,892,076
		Rochester, MN, Electric Utilities Revenue:
1,210,000	Aa3(b)	5.100% due 12/1/17	1,297,640
1,270,000	Aa3(b)	5.125% due 12/1/18	1,359,725
1,335,000	Aa3(b)	5.200% due 12/1/19	1,430,760
1,405,000	Aa3(b)	5.250% due 12/1/20	1,505,640

		Total Minnesota	86,409,522

Mississippi — 0.5%
10,000,000	AAA	Mississippi Development Bank, Special Obligation, Capital Projects & Equipment Program, Series A, AMBAC-Insured, 5.625% due 7/1/31	11,878,400

Missouri — 1.6%
1,750,000	AAA	Mehlville, MO, School District North Route 9, COP, Missouri Capital Improvement Project, FSA-Insured, 5.000% due 9/1/19	1,880,008
		Missouri State HEFA Revenue:
180,000	BBB+	Lake of The Ozarks General Hospital, 6.000% due 2/15/06	181,409
		Lake Regional Health System Project:
1,200,000	BBB+	5.125% due 2/15/18	1,259,892
2,000,000	BBB+	5.600% due 2/15/25	2,129,920
		North Kansas City, MO, Hospital Revenue, North Kansas City Hospital, Series A, FSA-Insured:
1,000,000	AAA	5.000% due 11/15/23	1,068,490
900,000	AAA	5.000% due 11/15/24	962,289
1,000,000	Aaa(b)	Poplar Bluff, MO, Public Building Corp. Leasehold Revenue, MBIA-Insured, 5.250% due 9/1/22	1,101,110
1,500,000	Aaa(b)	Springfield, MO, Public Building Corp. Leasehold Revenue, Capital Improvement Program, AMBAC-Insured, 5.000% due 3/1/24	1,618,230
1,615,000	AAA	St. Charles County, MO, IDA, Industrial Revenue, Refunding, Development, Westchester Village Apartments, Series A, FNMA-Collateralized, 6.050% due 2/1/17	1,656,861
		St. Louis, MO, Airport Revenue, Airport Development Program, Series A, MBIA-Insured:
6,420,000	AAA	5.125% due 7/1/22	6,853,093
19,000,000	AAA	Call 7/1/11 @ 100, 5.250% due 7/1/31 (c)(d)	20,988,540

		Total Missouri	39,699,842

See Notes to Financial Statements.

Smith Barney Managed Municipals Fund Inc. 2005 Semi-Annual Report         17

Schedule of Investments (August 31, 2005) (unaudited) (continued)

Face Amount	Rating‡	Security	Value

Montana — 1.3%
$33,250,000	NR	Montana State Board of Investment, Resource Recovery Revenue, Yellowstone Energy LP Project, 7.000% due 12/31/19 (a)(d)	$33,230,382

Nevada — 0.1%
2,000,000	AAA	Clark County, NV, IDA Refunding Revenue, Nevada Power Co., Project, Series C, AMBAC-Insured, 7.200% due 10/1/22	2,048,000

New Hampshire — 0.0%
370,000	NR	New Hampshire Higher Educational & Health Facilities Authority Revenue, Refunding, First Mortgage, Odd Fellows Home, 9.000% due 6/1/14	408,565

New Jersey — 6.9%
870,000	AAA	Essex County, NJ, Improvement Authority Revenue, Refunding, Hampton Valley Apartments, Series A, MBIA, FHA-Insured, 5.650% due 1/1/15	872,401
2,390,000	AAA	Freehold Township, NJ, Board of Education, Refunding, MBIA-Insured, 5.000% due 7/15/22	2,555,651
9,000,000	BBB-	Middlesex County, NJ, PCA, Revenue, Refunding, Pollution Control Financing, Amerada Hess Corp. Project, 5.750% due 9/15/32 (d)	9,558,090
7,500,000	AAA	New Jersey EDA, School Facilities Construction, Series K, FGIC-Insured, 5.000% due 12/15/18 (d)	8,239,200
8,990,000	AA-	New Jersey EDA Revenue, School Facilities Construction, Series F, Call 6/15/13 @ 100, 5.000% due 6/15/28 (c)	9,945,637
		New Jersey Health Care Facilities Financing Authority Revenue:
2,500,000	BB	Rahway Hospital Obligated Group, 5.000% due 7/1/08	2,480,400
		Robert Wood Johnson University Hospital:
2,280,000	A	5.500% due 7/1/14	2,465,797
1,000,000	A	5.600% due 7/1/15	1,087,250
2,045,000	A	5.700% due 7/1/20	2,227,680
1,500,000	BBB+	St. Peters University Hospital, Series A, 6.875% due 7/1/30	1,671,225
		New Jersey State EDA:
3,890,000	CCC+	Continental Airlines Inc. Project, 5.500% due 4/1/28 (a)	2,839,661
2,000,000	NR	First Mortgage, Presbyterian, Series A, 6.375% due 11/1/31	2,091,340
30,450,000	BBB	PCR, Refunding, PSEG Power LLC Project, 5.000% due 3/1/12 (d)	32,174,384
880,000	NR	Revenue, Refunding, Holt Hauling & Warehousing, Series G, 8.400% due 12/15/15 (h)(i)	704,000
11,030,000	B	Special Facility Revenue, Continental Airlines Inc. Project, 7.000% due 11/15/30 (a)	10,736,161
		New Jersey State:
2,000,000	AAA	EFA Revenue, Montclair State University, Series F, FGIC-Insured, 5.000% due 7/1/32	2,135,840
500,000	AAA	EFA Revenue, Ramapo College, Series D, AMBAC-Insured, 5.000% due 7/1/25	529,160
4,000,000	AAA	Housing & Mortgage Finance Agency, Multi-Family Revenue, Series D, FGIC-Insured, 4.600% due 11/1/25	4,068,360
		New Jersey State Transportation Trust Fund Authority, Transportation Systems, Series B, MBIA-Insured, Call 12/15/11 @ 100:
2,000,000	AAA	6.000% due 12/15/19 (c)	2,304,920

See Notes to Financial Statements.

18         Smith Barney Managed Municipals Fund Inc. 2005 Semi-Annual Report

Schedule of Investments (August 31, 2005) (unaudited) (continued)

Face Amount	Rating‡	Security	Value

New Jersey — 6.9% (continued)
$18,310,000	AAA	5.000% due 12/15/21 (c)(d)	$20,071,239
2,200,000	A	South Jersey Port Corp. New Jersey Revenue, Refunding, 5.000% due 1/1/23	2,319,724
45,645,000	BBB	Tobacco Settlement Financing Corp., Asset-Backed Bonds, 5.750% due 6/1/32 (d)	47,844,176

		Total New Jersey	168,922,296

New York — 4.9%
		Metropolitan Transportation Authority of New York:
		Dedicated Tax Fund, Series A, FGIC-Insured:
10,465,000	AAA	Call 4/1/10 @ 100, 5.875% due 4/1/25 (c)	11,697,882
5,130,000	AAA	Call 11/15/11 @ 100, 5.250% due 11/15/23 (c)	5,704,047
7,500,000	AAA	Service Contract, Refunding, Series A, FGIC-Insured, 5.000% due 7/1/22	7,989,450
11,750,000	AAA	Nassau Health Care Corp., New York Health Systems Revenue, FSA-Insured, Call 8/1/09 @ 102, 5.500% due 8/1/19 (c)	12,996,322
6,000,000	AAA	New York City, NY, COP, Transit Authority, Metropolitan Transportation Authority, Triborough Bridge & Tunnel Authority, AMBAC-Insured, Call 1/1/10 @ 101, 5.875% due 1/1/30 (c)	6,723,120
5,000,000	AA	New York City, NY, HDC, MFH Revenue, Series A, 5.100% due 11/1/24	5,267,700
		New York City, NY, Municipal Water Finance Authority, Water & Sewer System Revenue, Series B:
5,000,000	AA+	Call 6/15/10 @ 101, 6.000% due 6/15/33 (c)	5,674,700
3,000,000	AA+	Unrefunded Balance, 6.000% due 6/15/33	3,379,200
		New York State Dormitory Authority Revenue:
7,000,000	AAA	Court Facilities, City of New York Issue, AMBAC-Insured, Call 5/15/10 @ 101, 5.750% due 5/15/30 (c)	7,867,720
2,660,000	AA-	Department of Education, 5.000% due 7/1/24	2,843,646
3,895,000	AAA	Maimonides Medical Center, MBIA-Insured, 5.000% due 8/1/24	4,169,130
10,000,000	AAA	State University Educational Facility, Series B, FSA-Insured, Call 5/15/10 @ 101, 5.500% due 5/15/30 (c)	11,131,200
2,000,000	AAA	New York State Thruway Authority, Highway & Bridge Toll Revenue Fund, FGIC-Insured, Series B-1, Call 4/1/10 @ 101, 5.500% due 4/1/18 (c)	2,221,280
		New York State Thruway Authority, Highway & Bridge Transportation Fund, Series B-1, FGIC-Insured, Call 4/1/10 @ 101:
2,305,000	AAA	5.400% due 4/1/17 (c)	2,550,275
6,595,000	AAA	5.500% due 4/1/19 (c)	7,324,671
5,950,000	AAA	5.600% due 4/1/20 (c)	6,633,477
10,495,000	AA-	Port Authority of New York & New Jersey, Consolidated 132nd Series, 5.000% due 9/1/26	11,267,957
1,000,000	AAA	St. Lawrence County, NY, IDA, Civic Facility Revenue, St. Lawrence University Project, Series A, MBIA-Insured, 5.375% due 7/1/18	1,075,300
3,000,000	AAA	Triborough Bridge & Tunnel Authority, GO, Series B, Call 1/1/22 @ 100, 5.500% due 1/1/30 (c)	3,557,280

		Total New York	120,074,357

See Notes to Financial Statements.

Smith Barney Managed Municipals Fund Inc. 2005 Semi-Annual Report         19

Schedule of Investments (August 31, 2005) (unaudited) (continued)

Face Amount	Rating‡	Security	Value

North Carolina — 1.1%
		Charlotte, NC:
		COP, Governmental Facilities Projects, Series G:
$3,500,000	AA+	5.250% due 6/1/23	$3,829,840
3,000,000	AA+	5.000% due 6/1/24	3,193,620
1,500,000	AAA	Water & Sewer Systems Revenue, Call 6/1/09 @ 101, 5.250% due 6/1/24 (c)	1,630,125
1,145,000	AAA	Dare County, NC, COP, AMBAC-Insured, 5.375% due 6/1/15	1,288,445
		Greensboro, NC, Combined Enterprise Systems Revenue, Series A:
515,000	AA+	5.125% due 6/1/20	555,098
250,000	AA+	5.125% due 6/1/21	269,600
14,500,000	AAA	North Carolina State, Public Improvement, Series A, Call 3/1/11 @ 102, 5.000% due 3/1/18 (c)	16,031,780

		Total North Carolina	26,798,508

North Dakota — 0.0%
1,000,000	AAA	Burliegh County, ND, Health Care Revenue, MedCenter One Inc., MBIA-Insured, 5.250% due 5/1/13	1,046,250

Ohio — 10.4%
		Akron, Bath, and Copley, OH, Joint Township Hospital District, Hospital Revenue, Akron General Medical Center Project, AMBAC-Insured:
12,230,000	AAA	5.375% due 1/1/17	12,788,666
1,500,000	AAA	5.375% due 1/1/22	1,566,525
2,550,000	AAA	Avon Lake, OH, City School District, FGIC-Insured, Call 12/1/09 @ 102, 5.500% due 12/1/26 (c)	2,832,591
2,840,000	Aaa(b)	Brecksville-Broadview Heights, OH, City School District, FGIC-Insured, 6.500% due 12/1/16	3,013,609
		Canton, OH, City School District:
5,500,000	AAA	Variable Purpose, Series A, MBIA-Insured, Call 12/1/10 @ 100, 5.625% due 12/1/23 (c)	6,135,195
6,000,000	AAA	GO, Variable Purpose, Series A, MBIA-Insured, Call 12/1/10 @ 100, 5.500% due 12/1/20 (c)	6,657,060
		Clermont County, OH, Hospital Facilities Revenue, Refunding, Mercy Health Systems, Series B, AMBAC-Insured:
3,415,000	AAA	5.625% due 9/1/16	3,626,320
1,000,000	AAA	5.625% due 9/1/21	1,061,880
		Cleveland, OH, Waterworks Revenue, First Mortgage, Series H, MBIA-Insured:
		Call 1/1/06 @ 102:
980,000	AAA	5.625% due 1/1/13 (c)	1,008,459
985,000	AAA	5.700% due 1/1/14 (c)	1,013,841
		Unrefunded Balance:
20,000	AAA	5.625% due 1/1/13	20,567
15,000	AAA	5.700% due 1/1/14	15,396
		Cuyahoga County, OH:
500,000	NR	Health Care Facilities Revenue, Refunding, Judson Retirement Community, Series A, 7.000% due 11/15/10	530,905
		Hospital Revenue:
1,000,000	AAA	Refunding & Improvement, MetroHealth Systems Project, MBIA-Insured, 5.625% due 2/15/17	1,051,380

See Notes to Financial Statements.

20         Smith Barney Managed Municipals Fund Inc. 2005 Semi-Annual Report

Schedule of Investments (August 31, 2005) (unaudited) (continued)

Face Amount	Rating‡	Security	Value

Ohio — 10.4% (continued)
$5,935,000	AAA	Refunding MetroHealth System, Series A, MBIA-Insured, 5.250% due 2/15/19	$6,162,667
		University Hospitals Health System Inc., AMBAC-Insured:
2,500,000	AAA	5.400% due 1/15/19	2,695,550
9,000,000	AAA	5.500% due 1/15/30	9,621,630
660,000	Aa2(b)	Delaware County, OH, Health Care Facilities Revenue, Centrum at Willow Brook, FHA-Insured, 6.550% due 2/1/35	676,823
3,290,000	Aaa(b)	Erie County, OH, Garbage Refuse Landfill Improvement, FSA-Insured, 5.250% due 12/1/24	3,608,307
925,000	AAA	Greater Cincinnati, OH, Elderly HDC Mortgage Revenue, Cambridge Apartments, Series A, FHA-Insured, 6.600% due 8/1/25	937,710
5,400,000	Aaa(b)	Greene County, OH, Sewer Systems Revenue, Government Enterprise, AMBAC-Insured, Call 12/1/10 @ 101, 5.625% due 12/1/25 (c)	6,069,384
		Hamilton County, OH:
2,515,000	AAA	Hospital Facilities Revenue, Cincinnati Children’s Hospital, Series J, FGIC-Insured, 5.000% due 5/15/24	2,697,966
3,135,000	Aaa(b)	Sales Tax Revenue, Series B, AMBAC-Insured, 5.250% due 12/1/18	3,396,804
3,610,000	Aaa(b)	Sales Tax Revenue, Sub-Series B, AMBAC-Insured, 5.250% due 12/1/19	3,907,861
12,650,000	Aaa(b)	Sales Tax Revenue, Sub-Series B, AMBAC-Insured, 5.250% due 12/1/32	13,531,325
2,000,000	AAA	Lakewood, OH, GO, AMBAC-Insured, 5.250% due 12/1/21	2,164,160
1,000,000	AA-	Lorain County, OH, Hospital Revenue, Catholic Healthcare, 5.500% due 10/1/17	1,091,540
		Lucas County, OH, Hospital Revenue, Promedica Healthcare Obligation Group, AMBAC-Insured:
10,000,000	AAA	5.375% due 11/15/23	10,750,200
19,550,000	AAA	5.375% due 11/15/29 (d)	20,930,034
1,000,000	Aaa(b)	Madison, OH, Local School District, Butler County, MBIA-Insured, State Aid Withholding, 5.750% due 12/1/26	1,105,600
		Mason, OH, COP, Municipal Facilities Project, MBIA-Insured:
1,025,000	Aaa(b)	5.000% due 12/1/17	1,095,008
1,075,000	Aaa(b)	5.000% due 12/1/18	1,147,197
1,080,000	Aaa(b)	5.000% due 12/1/19	1,153,764
515,000	BBB+	Miami County, OH, Hospital Facility, Refunding & Improvement, Upper Valley Medical Center, Series A, 6.000% due 5/15/06	521,113
4,325,000	Aaa(b)	Milford, OH, Exempt Village School District, School Improvement, FSA-Insured, 5.125% due 12/1/30	4,566,508
		New Albany, OH, Community Authority, Community Facilities Revenue, Series B, AMBAC-Insured:
2,700,000	AAA	5.125% due 10/1/21	2,906,172
5,500,000	AAA	5.200% due 10/1/24	5,943,795
1,630,000	AA	New Lexington, OH, City School District, School Improvement, 5.375% due 12/1/21	1,797,825
17,750,000	BB+	Ohio State Air Quality Development Authority Revenue, Cleveland Pollution Control, Series A, 6.000% due 12/1/13 (d)	18,788,730
13,000,000	AA+	Ohio State GO, Common Schools, Series D, 2.450% due 9/14/07 (j)	12,873,250

See Notes to Financial Statements.

Smith Barney Managed Municipals Fund Inc. 2005 Semi-Annual Report         21

Schedule of Investments (August 31, 2005) (unaudited) (continued)

Face Amount	Rating‡	Security	Value

Ohio — 10.4% (continued)
$8,000,000	AAA	Ohio State Water Development Authority, PCR, Refunding, Dayton Power & Light Co., Series A, FGIC-Insured, 4.800% due 1/1/34	$8,175,600
		Ohio State:
2,725,000	AAA	Building Authority, State Facilities, Administration Building Fund Projects, Series A, Call 10/1/08 @ 101, 5.000% due 10/1/15 (c)	2,910,981
		Higher Educational Facility Commission Revenue:
2,875,000	A2(b)	John Carroll University Project, 5.850% due 4/1/20	3,172,074
6,000,000	AA	Oberlin College Project, 5.125% due 10/1/24	6,482,940
		University of Dayton Project, AMBAC-Insured:
3,380,000	AAA	5.500% due 12/1/25	3,728,850
11,710,000	AAA	5.500% due 12/1/30	12,859,571
2,390,000	AAA	Water Development Authority Revenue, Fresh Water Improvement, 5.000% due 12/1/25	2,577,400
5,000,000	Aaa(b)	Plain, OH, Local School District, FGIC-Insured, 5.000% due 12/1/25	5,298,450
1,305,000	Aaa(b)	River Valley, OH, Local School District, School Facilities Construction & Improvement, FSA-Insured, 5.250% due 11/1/21	1,410,862
7,410,000	A3(b)	Steubenville, OH, Hospital Facilities Revenue, Refunding & Improvement, Trinity Health System Obligated Group, 6.500% due 10/1/30	8,262,965
		University of Cincinnati, OH, General Receipts, Series A, FGIC-Insured:
2,000,000	AAA	5.000% due 6/1/20	2,137,580
2,500,000	AAA	5.000% due 6/1/21	2,667,975
6,310,000	AAA	5.250% due 6/1/24	6,800,981
3,250,000	AAA	Warrensville Heights, OH, City School District, School Improvement, FGIC-Insured, 5.750% due 12/1/24	3,642,210
		Waterloo, OH, Local School District, GO, Classroom Facilities Improvement, FGIC-Insured:
2,000,000	Aaa(b)	5.125% due 12/1/24	2,137,780
3,000,000	Aaa(b)	State Aid Withholding, 5.125% due 12/1/21	3,218,700

		Total Ohio	256,948,236

Oklahoma — 0.5%
1,500,000	AAA	Pottawatomie County, OK, Development Authority Water Revenue, North Dear Creek Reservoir Project, AMBAC-Insured, 5.000% due 7/1/23	1,614,390
		Tulsa, OK:
		GO:
2,100,000	AA	5.000% due 3/1/18	2,211,006
2,100,000	AA	5.000% due 3/1/19	2,206,575
2,000,000	AA	5.000% due 3/1/20	2,097,280
1,975,000	AA	Industrial Authority Hospital Revenue, St. John’s Medical Center Project, Call 2/15/06 @ 100, 6.250% due 2/15/17 (c)	2,005,612
1,000,000	A+	Woods County, OK, IDA, IDR, Refunding, Cargill Inc. Project, 6.250% due 10/1/14	1,012,430

		Total Oklahoma	11,147,293

See Notes to Financial Statements.

22         Smith Barney Managed Municipals Fund Inc. 2005 Semi-Annual Report

Schedule of Investments (August 31, 2005) (unaudited) (continued)

Face Amount	Rating‡	Security	Value

Oregon — 1.8%
		Clackamas County, OR:
		Hospital Facilities Authority Revenue:
$2,000,000	AA	Refunding, Legacy Health System, 5.750% due 5/1/15	$2,219,240
8,000,000	AA	Legacy Health System, 5.250% due 5/1/21	8,527,360
6,665,000	Aaa(b)	School District Number 007J, Lake Oswego, MBIA-Insured, Call 6/1/11 @ 100, 5.000% due 6/1/22 (c)	7,266,916
		Oregon State:
5,900,000	AA-	Veterans Welfare, Series 82, 5.375% due 12/1/31	6,042,190
2,000,000	AAA	Department of Administrative Services, Lottery Revenue, Series A, FSA-Insured, Call 4/1/12 @ 100, 5.500% due 4/1/18 (c)	2,255,400
3,000,000	AA+	Department of Transportation, Highway User Tax Revenue, Series A, 5.125% due 11/15/26	3,238,140
2,885,000	AA	Portland, OR, Community College District, Series A, Call 6/1/11 @ 100, 5.000% due 6/1/18 (c)	3,137,697
		Washington County, OR, GO:
4,330,000	Aa2(b)	5.000% due 6/1/21	4,590,710
6,490,000	Aa2(b)	5.125% due 6/1/23	6,898,156

		Total Oregon	44,175,809

Pennsylvania — 2.4%
		Kennett, PA, Consolidated School District, Series A, FGIC-Insured, State Aid Withholding:
1,040,000	Aaa(b)	5.000% due 2/15/18	1,111,916
1,270,000	Aaa(b)	5.100% due 2/15/19	1,366,533
1,350,000	Aaa(b)	5.125% due 2/15/20	1,454,517
1,535,000	Aaa(b)	5.125% due 2/15/21	1,654,761
1,680,000	Aaa(b)	5.200% due 2/15/23	1,807,277
5,500,000	BBB+	Lebanon County, PA, Health Facilities Authority Revenue, Hospital, Good Samaritan Hospital Project, 5.800% due 11/15/22	5,925,480
1,605,000	AAA	Northampton County, PA General Purpose Authority Revenue County Agreement, FSA-Insured, 5.000% due 10/1/19	1,727,509
		Pennsylvania Economic Development Financing Authority, Resource Recovery Revenue, Northampton Generating, Sub-Series C:
1,600,000	NR	6.875% due 1/1/11 (a)	1,612,192
12,000,000	NR	6.950% due 1/1/21 (a)	12,070,800
		Philadelphia, PA:
500,000	Baa3(b)	Hospitals & Higher Education Facilities Authority Revenue, Refunding, Pennsylvania Hospital, 6.250% due 7/1/06 (e)	513,565
		School District, GO, Series A, FSA-Insured, State Aid Withholding, Call 2/1/11 @ 100:
855,000	AAA	5.750% due 2/1/17 (c)	961,456
755,000	AAA	5.750% due 2/1/20 (c)	849,005
565,000	AAA	5.750% due 2/1/21 (c)	635,348
11,600,000	AAA	5.750% due 2/1/30 (c)	13,044,316
12,915,000	AAA	State Public School Building Authority, Pennsylvania School Revenue, Lease, Philadelphia School District Project, FSA-Insured, 5.250% due 6/1/24	14,086,907

		Total Pennsylvania	58,821,582

See Notes to Financial Statements.

Smith Barney Managed Municipals Fund Inc. 2005 Semi-Annual Report         23

Schedule of Investments (August 31, 2005) (unaudited) (continued)

Face Amount	Rating‡	Security	Value

Rhode Island — 0.1%
$3,000,000	AAA	Rhode Island State Economic Development Corp., Airport Revenue, Series B, FGIC-Insured, Call 7/1/10 @ 101, 6.000% due 7/1/28 (c)	$3,369,390

South Carolina — 8.6%
		Charleston County, SC, GO, Refunding & Capital Improvement:
1,520,000	AA+	Call 5/1/09 @ 101, 5.250% due 5/1/21 (c)	1,649,413
350,000	AA+	Unrefunded Balance, 5.250% due 5/1/21	374,273
7,000,000	A	Dorchester County, SC, School District Number 2, Installment Purchase Revenue, Growth Remedy Opportunity Tax Hike, 5.250% due 12/1/29	7,419,860
		Greenville County, SC, School District Installment Purchase, Building Equity Sooner For Tomorrow:
		Refunding:
104,825,000	AA-	5.500% due 12/1/28 (d)	114,915,454
7,195,000	AA-	Call 12/1/12 @ 101, 6.000% due 12/1/20 (c)	8,452,110
9,860,000	AA-	Revenue, Call 12/1/12 @ 101, 5.875% due 12/1/19 (c)	11,504,254
3,500,000	AAA	Medical University South Carolina Hospital Authority, Hospital Facilities Revenue, Refunding, Series A, FHA/MBIA-Insured, 5.000% due 8/15/31	3,677,555
2,470,000	AAA	South Carolina Jobs EDA Revenue, Myrtle Beach Convention, Sub-Series B, MBIA-Insured, 5.250% due 4/1/26	2,643,073
		South Carolina Transportation Infrastructure Bank Revenue, Series A, AMBAC-Insured, Call 10/1/11 @ 100:
27,250,000	Aaa(b)	5.100% due 10/1/27 (c)(d)	29,990,260
27,500,000	Aaa(b)	5.125% due 10/1/31 (c)(d)	30,303,075

		Total South Carolina	210,929,327

Tennessee — 3.8%
		Chattanooga, TN:
		Electric Revenue:
1,600,000	AA	5.200% due 9/1/16	1,728,016
1,600,000	AA	5.250% due 9/1/17	1,726,320
1,600,000	AA	5.250% due 9/1/18	1,726,320
6,300,000	AA	5.375% due 9/1/25	6,812,190
18,000,000	AAA	IDB Lease, Rent Revenue, AMBAC-Insured, 5.625% due 10/1/30 (d)	19,648,620
1,000,000	AAA	Franklin, TN, IDB, MFH Revenue, Refunding, Landings Apartment Project, Series A, FSA-Insured, 5.900% due 10/1/16	1,037,330
11,000,000	NR	Hardeman County, TN, Correctional Facilities Corp., Correctional Facilities Revenue, 7.750% due 8/1/17	11,496,540
		Memphis-Shelby County, TN, Sports Authority Inc., Revenue, Memphis Arena Projects, AMBAC-Insured:
6,915,000	AAA	Series A, 5.125% due 11/1/22	7,483,828
5,665,000	AAA	Series B, 5.125% due 11/1/21	6,145,732
14,000,000	AA	Tennessee Housing Development Agency, Mortgage Finance Program, Series A, 5.200% due 7/1/23	14,804,580
		Tennessee State:
		GO, Series A, Call 3/1/10 @ 100:
3,810,000	AA	5.250% due 3/1/17 (c)	4,143,946

See Notes to Financial Statements.

24         Smith Barney Managed Municipals Fund Inc. 2005 Semi-Annual Report

Schedule of Investments (August 31, 2005) (unaudited) (continued)

Face Amount	Rating‡	Security	Value

Tennessee — 3.8% (continued)
$4,000,000	AA	5.250% due 3/1/18 (c)	$4,350,600
7,300,000	AA-	School Board Authority, Higher Educational Facilities, Second Program, Series A, Call 5/1/10 @ 100, 5.625% due 5/1/30 (c)	8,079,275
		Williamson County, TN, GO, Refunding:
1,500,000	Aa1(b)	5.000% due 3/1/18	1,606,005
1,895,000	Aa1(b)	Rural School, 5.000% due 3/1/18	2,028,920

		Total Tennessee	92,818,222

Texas — 2.5%
1,000,000	AAA	Brazos County, TX, Health Facility Development Corp., Franciscan Services Corp., Obligation Group, Series A, MBIA-Insured, 5.375% due 1/1/17	1,054,050
2,600,000	BBB-	Brownsville, TX, Naval District, Refunding, Union Carbide Corp. Project, 5.100% due 1/1/12	2,546,258
5,520,000	AAA	Burleson, TX, ISD, GO, Unrefunded Balance, PSF-Guaranteed, 6.750% due 8/1/24	5,703,816
		Dallas-Fort Worth, TX, International Airport Facilities Improvement Corp. Revenue:
6,470,000	CCC	American Airlines Inc., Guarantee Agreement, 6.375% due 5/1/35 (a)	4,862,205
17,000,000	CCC	American Airlines Inc., Series B, 6.050% due 11/1/05 (a)(d)(k)	16,934,210
1,200,000	BBB-	Gulf Coast Waste Disposal Authority, PCR, Refunding, Union Carbide Corp. Project, 5.100% due 1/1/12	1,175,196
		Harris County, TX, Health Facilities Development Corp.:
2,410,000	AA	Hospital, Texas Children’s Hospital Project, Revenue, Series A, 5.375% due 10/1/16	2,553,756
2,000,000	AAA	School Health Care System, Revenue, Series B, 5.750% due 7/1/27 (e)	2,429,920
1,045,000	AAA	Houston, TX, Community College System Revenue, Student Fee, MBIA-Insured, Call 4/15/07 @ 100, 5.650% due 4/15/15 (c)	1,090,813
		Lubbock, TX, Health Facilities Development Corp. Revenue, St. Joseph Health Systems:
2,500,000	AA-	5.250% due 7/1/13	2,654,300
3,635,000	AA-	5.250% due 7/1/14	3,854,263
1,000,000	AAA	Midland County, TX, Hospital District Revenue, Refunding, AMBAC-Insured, 5.375% due 6/1/16	1,034,680
9,000,000	AAA	North Central Texas Health Facility Development Corp. Revenue, Hospital, Zale Lipshy University Project, FSA-Insured, 5.450% due 4/1/15	9,461,520
185,000	NR	Rusk County, TX, Health Facilities Corp., Hospital Revenue, Refunding, Henderson Memorial Hospital Project, 7.750% due 4/1/13	185,179
250,000	C(b)	Tarrant County, TX, Health Facilities Development Corp., Hospital Revenue, Unrefunded Balance, Improvement, Fort Worth, 7.000% due 5/15/28 (l)	2,500

See Notes to Financial Statements.

Smith Barney Managed Municipals Fund Inc. 2005 Semi-Annual Report         25

Schedule of Investments (August 31, 2005) (unaudited) (continued)

Face Amount	Rating‡	Security	Value

Texas — 2.5% (continued)
		Texas General Services Commission Partnership Interest, COP, Office Building & Land Acquisition Project:
$130,000	NR	7.000% due 8/1/14	$139,849
330,000	NR	7.000% due 8/1/24	354,473
		Tyler, TX, Health Facilities Development Corp., East Texas Medical Center Project:
1,350,000	AAA	Series A, MBIA-Insured, 5.500% due 11/1/17	1,417,244
1,000,000	AAA	Series B, FSA-Insured, 5.500% due 11/1/17	1,049,810
3,000,000	AAA	Series C, FSA-Insured, 5.500% due 11/1/17	3,149,430

		Total Texas	61,653,472

Vermont — 0.2%
		Vermont Educational & Health Buildings Agency Revenue, Norwich University Project:
1,250,000	Baa1(b)	5.300% due 9/1/23	1,323,338
2,650,000	Baa1(b)	5.500% due 9/1/28	2,820,633
1,750,000	Baa1(b)	5.500% due 9/1/33	1,856,662

		Total Vermont	6,000,633

Virginia — 2.5%
1,000,000	A	Arlington County, VA, IDA, MFH Revenue, Mortgage, Woodbury Park Apartments, Series A, Call 7/1/08 @ 102, 5.350% due 7/1/18 (c)	1,080,860
		Chesterfield County, VA, IDA, PCR, Virginia Electric & Power Co., Remarketed 11/8/02:
12,500,000	BBB+	5.500% due 10/1/09	12,983,375
4,000,000	BBB+	Series B, 5.875% due 6/1/17	4,456,040
		Fairfax County, VA:
200,000	AAA	Redevelopment & Housing Authority, MFH Revenue, Refunding, Paul Spring Retirement Center, Series A, FHA-Insured, 5.900% due 6/15/17	209,468
1,000,000	AAA	Water Authority & Water Revenue, 5.000% due 4/1/27	1,084,000
1,425,000	AAA	Harrisonburg, VA, Redevelopment & Housing Authority, MFH Revenue, Refunding, Battery Heights, Series A, GNMA-Collateralized/FHA-Insured, 6.100% due 4/20/16	1,469,232
15,000,000	BBB+	Louisa, VA, IDA, PCR, Virginia Electric & Power Co., Remarketed 11/8/02, 5.250% due 12/1/08	15,535,350
2,160,000	AA+	Norfolk, VA, Redevelopment & Housing Authority Educational Facility Revenue, Tidewater Community College Campus, Call 11/1/05 @ 102, 5.875% due 11/1/15 (c)	2,213,438
500,000	AAA	Prince William County, VA, IDA, Refunding, Mortgage, Potomac Place, Series A, GNMA-Collateralized, 6.250% due 12/20/27	532,630
21,500,000	BBB+	York County, VA, IDA, PCR, Virginia Electrical & Power Co., Remarketed 11/8/02, 5.500% due 7/1/09 (d)	22,331,405

		Total Virginia	61,895,798

Washington — 0.0%
250,000	AAA	Washington State Public Power Supply System, Nuclear Project Number One Revenue, Refunding, Series B, FGIC/TCRS-Insured, 7.125% due 7/1/16	321,105

See Notes to Financial Statements.

26         Smith Barney Managed Municipals Fund Inc. 2005 Semi-Annual Report

Schedule of Investments (August 31, 2005) (unaudited) (continued)

Face Amount	Rating‡	Security	Value

West Virginia — 0.5%
$4,190,000	BBB-	Kanawha County, WV, PCR Revenue, Refunding Union Carbide Corp. Project, 5.100% due 1/1/12	$4,103,393
7,540,000	BBB-	South Charleston, WV, PCR Revenue, Refunding Union Carbide Corp. Project, 5.100% due 1/1/12	7,506,447

		Total West Virginia	11,609,840

Wisconsin — 0.1%
1,325,000	Aaa(b)	Winneconne, WI, Community School District, Refunding, FGIC-Insured, Call 4/1/06 @ 100, 6.750% due 4/1/16 (c)	1,355,157
		Wisconsin State HEFA Revenue:
1,000,000	A	Kenosha Hospital & Medical Center Project, 5.700% due 5/15/20	1,056,850
1,000,000	AAA	Medical College of Wisconsin Inc. Project, MBIA-Insured, 5.400% due 12/1/16	1,044,880

		Total Wisconsin	3,456,887

		TOTAL INVESTMENTS — 98.3% (Cost — $2,227,396,448#)	2,421,628,519
		Other Assets in Excess of Liabilities — 1.7%	42,092,439

		TOTAL NET ASSETS — 100.0%	$2,463,720,958

(a)	Income from this issue is considered a preference item for purposes of calculating the alternative minimum tax (AMT).
(b)	Rating by Moody’s Investors Service.
(c)	Pre-Refunded bonds are escrowed with U.S. government securities and/or U.S. government agency securities and are considered by the manager to be triple-A rated even if issuer has not applied for new ratings.
(d)	Security is segregated for open futures contracts.
(e)	Bonds are escrowed to maturity with U.S. government securities and/or U.S. government agency securities and are considered by the manager to be triple-A rated even if issuer has not applied for new ratings.
(f)	All or a portion of this security is held at the broker as collateral for open futures contracts.
(g)	Security is exempt from registration under Rule 144A of the Securities Act of 1933. This security may be resold in transactions that are exempt from registration, normally to qualified institutional buyers. This security has been deemed liquid pursuant to guidelines approved by the Board of Directors unless otherwise noted.
(h)	Security is currently in default.
(i)	Illiquid security.
(j)	Variable rate security. Coupon rate disclosed is that which is in effect at August 31, 2005. Maturity date shown is the date of the next coupon rate reset or actual maturity.
(k)	Maturity date shown represents the mandatory tender date.
(l)	Security is fair valued in accordance with the procedures approved by the Fund’s Board of Directors.
#	Aggregate cost for federal income tax purposes is substantially the same.
‡	All ratings are by Standard & Poor’s Ratings Service, unless otherwise footnoted.

See Notes to Financial Statements.

Smith Barney Managed Municipals Fund Inc. 2005 Semi-Annual Report         27

Schedule of Investments (August 31, 2005) (unaudited) (continued)

Abbreviations used in this schedule:
AMBAC	— Ambac Assurance Corporation
CDA	— Community Development Authority
COP	— Certificate of Participation
DFA	— Development Finance Agency
EDA	— Economic Development Authority
EFA	— Educational Facilities Authority
FGIC	— Financial Guaranty Insurance Company
FHA	— Federal Housing Administration
FNMA	— Federal National Mortgage Association
FSA	— Financial Security Assurance
GNMA	— Government National Mortgage Association
GO	— General Obligation
HDC	— Housing Development Corporation
HEFA	— Health & Educational Facilities Authority
IDA	— Industrial Development Authority
IDB	— Industrial Development Board
IDR	— Industrial Development Revenue
ISD	— Independent School District
MBIA	— Municipal Bond Investors Assurance Corporation
MFH	— Multi-Family Housing
PCR	— Pollution Control Revenue
PSF	— Permanent School Fund
Q-SBLF	— Qualified School Board Loan Fund
RDA	— Redevelopment Agency
TCRS	— Transferable Custodial Receipts
USD	— Unified School District
VA	— Veterans Administration

Summary of Investments by Industry*
Pre-Refunded	24.7%
Education	14.6
General Obligation	9.5
Hospitals	8.6
Transportation	7.7
Utilities	5.7
Cogeneration Facilities	5.2
Pollution Control	4.7
Other	19.3

100.0%

*	As a percentage of total investments. Please note that Fund holdings are as of August 31, 2005 and are subject to change.

See Notes to Financial Statements.

28         Smith Barney Managed Municipals Fund Inc. 2005 Semi-Annual Report

Bond Ratings (unaudited)

The definitions of the applicable ratings symbols are set forth below:

Standard & Poor’s Ratings Service (“Standard & Poor’s”) — Ratings from “AA” to “CCC” may be modified by the addition of a plus (+) or a minus (-) sign to show relative standings within the major rating categories.

AAA	— Bonds rated “AAA” have the highest rating assigned by Standard & Poor’s. Capacity to pay interest and repay principal is extremely strong.
AA	— Bonds rated “AA” have a very strong capacity to pay interest and repay principal and differ from the highest rated issue only in a small degree.
A

— Bonds rated “A” have a strong capacity to pay interest and repay principal although it is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than bonds in higher rated categories.

BBB

— Bonds rated “BBB” are regarded as having an adequate capacity to pay interest and repay principal. Whereas they normally exhibit adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for bonds in this category than in higher rated categories.

BB, B, CCC, CC and C

— Bonds rated “BB”, “B”, “CCC”, “CC” and “C” are regarded, on balance, as predominantly speculative and with respect to capacity to pay interest and repay principal in accordance with the terms of the obligation. “BB” represents a lower degree of speculation and “B”, and “C” the highest degree of speculation. While such bonds will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposures to adverse conditions.

D	— Bond rated “D” are in default, and payment of interest and/or repayment of principal is in arrears.

Moody’s Investors Service (“Moody’s”) — Numerical modifiers 1, 2 and 3 may be applied to each generic rating from “Aa” to “Caa,” where 1 is the highest and 3 the lowest rating within its generic category.

Aaa

— Bonds rated “Aaa” are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as “gilt edge.” Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

Aa

— Bonds rated “Aa” are judged to be of high quality by all standards. Together with the “Aaa” group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large in “Aaa” securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than in “Aaa” securities.

A

— Bonds rated “A” possess many favorable investment attributes and are to be considered as upper medium grade obligations. Factors giving security to principal and interest are considered adequate but elements may be present which suggest a susceptibility to impairment some time in the future.

Baa

— Bonds rated “Baa” are considered as medium grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

Ba

— Bonds rated “Ba” are judged to have speculative elements; their future cannot be considered as well assured. Often the protection of interest and principal payments may be very moderate and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

B

— Bonds rated “B” generally lack characteristics of desirable investments. Assurance of interest and principal payments or of maintenance of other terms of the contract over many long period of time may be small.

Caa	— Bonds rated “Caa” are of poor standing. These issues may be in default, or there may be present elements of danger with respect to principal or interest.
Ca	— Bonds rated “Ca” represent obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings.
C	— Bonds rated “C” are the lowest rated class of bonds, and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.
NR	— Indicates that the bond is not rated by Standard & Poor’s or Moody’s.

Smith Barney Managed Municipals Fund Inc. 2005 Semi-Annual Report         29

Statement of Assets and Liabilities (unaudited) (August 31, 2005)

ASSETS:
Investments, at value (Cost — $2,227,396,448)	$2,421,628,519
Interest receivable	33,361,362
Receivable for securities sold	12,493,993
Cash	1,956,951
Receivable for Fund shares sold	1,872,694
Prepaid expenses	93,128

Total Assets	2,471,406,647

LIABILITIES:
Payable to broker — variation margin on open futures contracts	4,900,500
Payable for Fund shares repurchased	1,169,043
Investment advisory fee payable	662,611
Administration fee payable	371,436
Distribution fees payable	213,900
Transfer agent fees payable	193,909
Directors’ fees payable	10,839
Accrued expenses	163,451

Total Liabilities	7,685,689

Total Net Assets	$2,463,720,958

NET ASSETS:
Par value (Note 6)	$1,599,178
Paid-in capital in excess of par value	2,531,791,129
Undistributed net investment income	873,887
Accumulated net realized loss on investments and futures contracts	(250,073,807)
Net unrealized appreciation on investments and futures contracts	179,530,571

Total Net Assets	$2,463,720,958

Shares Outstanding:
Class 1	3,163,341

Class A	126,365,666

Class B	18,437,997

Class C	11,257,644

Class Y	693,122

Net Asset Value:
Class 1 (and redemption price)	$15.35

Class A (and redemption price)	$15.40

Class B *	$15.42

Class C *	$15.41

Class Y (and redemption price)	$15.43

Maximum Public Offering Price Per Share:
Class 1 (based on maximum sales charge of 4.75%)	$16.12

Class A (based on maximum sales charge of 4.00%)	$16.04

*	Redemption price is NAV of Class B and C shares reduced by a 4.50% and 1.00% CDSC, respectively, if shares are redeemed within one year from purchase payment (See Note 2).

See Notes to Financial Statements.

30         Smith Barney Managed Municipals Fund Inc. 2005 Semi-Annual Report

Statement of Operations (unaudited) (For the six months ended August 31, 2005)

INVESTMENT INCOME:
Interest	$64,900,632

EXPENSES:
Investment advisory fee (Note 2)	3,994,593
Distribution fees (Notes 2 and 4)	3,131,599
Administration fees (Note 2)	2,238,680
Transfer agent fees (Notes 2 and 4)	505,687
Custody fees	92,907
Legal fees	79,828
Shareholder reports (Note 4)	58,762
Registration fees	54,418
Directors' fees	50,972
Audit and tax	30,297
Insurance	19,465
Miscellaneous expenses	8,930

Total Expenses	10,266,138

Net Investment Income	54,634,494

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS AND FUTURES CONTRACTS (NOTES 1 AND 3):
Net Realized Gain (Loss) From:
Investments	245,209
Futures contracts	(54,051,508)

Net Realized Loss	(53,806,299)

Change in Net Unrealized Appreciation/Depreciation From:
Investments	20,908,082
Futures contracts	5,885,139

Change in Net Unrealized Appreciation/Depreciation	26,793,221

Net Loss on Investments and Futures Contracts	(27,013,078)

Increase in Net Assets From Operations	$27,621,416

See Notes to Financial Statements.

Smith Barney Managed Municipals Fund Inc. 2005 Semi-Annual Report         31

Statements of Changes in Net Assets

For the six months ended August 31, 2005 (unaudited) and the year ended February 28, 2005

	August 31	February 28
OPERATIONS:
Net investment income	$54,634,494	$116,417,924
Net realized loss	(53,806,299)	(96,755,183)
Change in net unrealized appreciation/depreciation	26,793,221	39,933,271
Increase from payments by affiliate	—	1,160,000

Increase in Net Assets From Operations	27,621,416	60,756,012

DISTRIBUTIONS TO SHAREHOLDERS FROM (NOTE 5):
Net investment income	(53,745,568)	(115,354,081)

Decrease in Net Assets From Distributions to Shareholders	(53,745,568)	(115,354,081)

FUND SHARE TRANSACTIONS (NOTE 6):
Net proceeds from sale of shares	120,640,558	320,496,851
Reinvestment of distributions	31,077,647	66,004,996
Cost of shares repurchased	(250,578,004)	(521,800,906)

Decrease in Net Assets From Fund Share Transactions	(98,859,799)	(135,299,059)

Decrease in Net Assets	(124,983,951)	(189,897,128)
NET ASSETS:
Beginning of period	2,588,704,909	2,778,602,037

End of period*	$2,463,720,958	$2,588,704,909

* Includes undistributed (overdistributed) net investment income of:	$873,887	$(15,039)

See Notes to Financial Statements.

32         Smith Barney Managed Municipals Fund Inc. 2005 Semi-Annual Report

Financial Highlights

For a share of each class of capital stock outstanding throughout each year ended February 28, unless otherwise noted:

Class 1 Shares(1)	2005(2)		2005		2004(3)	2003	2002	2001(4)
Net Asset Value, Beginning of Period	$15.52		$15.83		$15.42	$15.68	$15.52	$15.10

Income (Loss) From Operations:
Net investment income	0.34		0.69		0.71	0.71	0.73 (5)	0.39
Net realized and unrealized gain (loss)	(0.18)		(0.31)		0.40	(0.23)	0.20 (5)	0.42

Total Income From Operations	0.16		0.38		1.11	0.48	0.93	0.81

Less Distributions From:
Net investment income	(0.33)		(0.69)		(0.70)	(0.74)	(0.76)	(0.39)
Net realized gains	—		—		—	—	(0.01)	—

Total Distributions	(0.33)		(0.69)		(0.70)	(0.74)	(0.77)	(0.39)

Net Asset Value, End of Period	$15.35		$15.52		$15.83	$15.42	$15.68	$15.52

Total Return(6)	1.07%		2.52	%(7)	7.38%	3.11%	6.17%	5.42%

Net Assets, End of Period (millions)	$49		$52		$57	$59	$62	$64

Ratios to Average Net Assets:
Gross expenses	0.76	%(8)	0.75%		0.71%	0.74%	0.78%	0.53	%(8)
Net expenses	0.76	(8)	0.74	(9)	0.71	0.74	0.78	0.53	(8)
Net investment income	4.33	(8)	4.47		4.55	4.55	4.69 (5)	5.11	(8)

Portfolio Turnover Rate	1%		8%		23%	49%	84%	56%

(1)	Per share amounts have been calculated using the average shares method.
(2)	For the six months ended August 31, 2005 (unaudited).
(3)	For the year ended February 29, 2004.
(4)	For the period September 12, 2000 (inception date) to February 28, 2001.
(5)	Effective March 1, 2001, the Fund adopted a change in the accounting method that requires the Fund to amortize premiums and accrete all discounts. Without the adoption of this change, for the year ended February 28, 2002, the change to net investment income and net realized and unrealized gain was less than $0.01 and the ratio of net investment income to average net assets would have been 4.68%. Per share information, ratios and supplemental data for the periods prior to March 1, 2001 have not been restated to reflect this change in presentation.
(6)	Performance figures may reflect voluntary fee waivers and/or expense reimbursements. Past performance is no guarantee of future results. In the absence of voluntary fee waivers and/or expense reimbursements, the total return would be lower. Total returns for periods of less than one year are not annualized.
(7)	The investment adviser fully reimbursed the Fund for losses incurred resulting from an investment transaction error. Without this reimbursement, total return would have been 2.45%.
(8)	Annualized.
(9)	The investment adviser voluntarily waived a portion of its fees.

See Notes to Financial Statements.

Smith Barney Managed Municipals Fund Inc. 2005 Semi-Annual Report         33

Financial Highlights (continued)

For a share of each class of capital stock outstanding throughout each year ended February 28, unless otherwise noted:

Class A Shares(1)	2005(2)		2005		2004(3)	2003	2002	2001
Net Asset Value, Beginning of Period	$15.57		$15.88		$15.47	$15.71	$15.52	$14.16

Income (Loss) From Operations:
Net investment income	0.34		0.70		0.72	0.72	0.75 (4)	0.77
Net realized and unrealized gain (loss)	(0.17)		(0.31)		0.40	(0.22)	0.20 (4)	1.35

Total Income From Operations	0.17		0.39		1.12	0.50	0.95	2.12

Less Distributions From:
Net investment income	(0.34)		(0.70)		(0.71)	(0.74)	(0.75)	(0.76)
Net realized gains	—		—		—	—	(0.01)	—

Total Distributions	(0.34)		(0.70)		(0.71)	(0.74)	(0.76)	(0.76)

Net Asset Value, End of Period	$15.40		$15.57		$15.88	$15.47	$15.71	$15.52

Total Return(5)	1.09%		2.56	%(6)	7.40%	3.21%	6.29%	15.33%

Net Assets, End of Period (millions)	$1,947		$1,995		$2,011	$1,981	$2,070	$2,008

Ratios to Average Net Assets:
Gross expenses	0.70	%(7)	0.70%		0.68%	0.68%	0.68%	0.68%
Net expenses	0.70	(7)	0.69	(8)	0.68	0.68	0.68	0.68
Net investment income	4.40	(7)	4.52		4.58	4.61	4.79 (4)	5.15

Portfolio Turnover Rate	1%		8%		23%	49%	84%	56%

(1)	Per share amounts have been calculated using the average shares method.
(2)	For the six months ended August 31, 2005 (unaudited).
(3)	For the year ended February 29, 2004.
(4)	Effective March 1, 2001, the Fund adopted a change in the accounting method that requires the Fund to amortize premiums and accrete all discounts. Without the adoption of this change, for the year ended February 28, 2002, the change to net investment income, net realized and unrealized gain and the ratio of net investment income to average net assets was less than $0.01 per share, $0.01 per share and 0.01%, respectively. Per share information, ratios and supplemental data for the periods prior to March 1, 2001 have not been restated to reflect this change in presentation.
(5)	Performance figures may reflect voluntary fee waivers and/or expense reimbursements. Past performance is no guarantee of future results. In the absence of voluntary fee waivers and/or expense reimbursements, the total return would be lower. Total returns for periods of less than one year are not annualized.
(6)	The investment adviser fully reimbursed the Fund for losses incurred resulting from an investment transaction error. Without this reimbursement, total return would have been 2.49%.
(7)	Annualized.
(8)	The investment adviser voluntarily waived a portion of its fees.

See Notes to Financial Statements.

34         Smith Barney Managed Municipals Fund Inc. 2005 Semi-Annual Report

Financial Highlights (continued)

For a share of each class of capital stock outstanding throughout each year ended February 28, unless otherwise noted:

Class B Shares(1)	2005(2)		2005		2004(3)	2003	2002	2001
Net Asset Value, Beginning of Period	$15.58		$15.89		$15.48	$15.72	$15.53	$14.16

Income (Loss) From Operations:
Net investment income	0.30		0.62		0.63	0.64	0.66 (4)	0.69
Net realized and unrealized gain (loss)	(0.16)		(0.31)		0.41	(0.23)	0.21 (4)	1.36

Total Income From Operations	0.14		0.31		1.04	0.41	0.87	2.05

Less Distributions From:
Net investment income	(0.30)		(0.62)		(0.63)	(0.65)	(0.67)	(0.68)
Net realized gains	—		—		—	—	(0.01)	—

Total Distributions	(0.30)		(0.62)		(0.63)	(0.65)	(0.68)	(0.68)

Net Asset Value, End of Period	$15.42		$15.58		$15.89	$15.48	$15.72	$15.53

Total Return(5)	0.89%		2.01	%(6)	6.83%	2.66%	5.72%	14.75%

Net Assets, End of Period (millions)	$284		$339		$479	$592	$685	$801

Ratios to Average Net Assets:
Gross expenses	1.24	%(7)	1.22%		1.20%	1.19%	1.20%	1.20%
Net expenses	1.24	(7)	1.21	(8)	1.20	1.19	1.20	1.20
Net investment income	3.86	(7)	4.00		4.06	4.09	4.25 (4)	4.63

Portfolio Turnover Rate	1%		8%		23%	49%	84%	56%

(1)	Per share amounts have been calculated using the average shares method.
(2)	For the six months ended August 31, 2005 (unaudited).
(3)	For the year ended February 29, 2004.
(4)	Effective March 1, 2001, the Fund adopted a change in the accounting method that requires the Fund to amortize premiums and accrete all discounts. Without the adoption of this change, for the year ended February 28, 2002, the change to net investment income and net realized and unrealized gain was less than $0.01 and the ratio of net investment income to average net assets would have been 4.24%. Per share information, ratios and supplemental data for the periods prior to March 1, 2001 have not been restated to reflect this change in presentation.
(5)	Performance figures may reflect voluntary fee waivers and/or expense reimbursements. Past performance is no guarantee of future results. In the absence of voluntary fee waivers and/or expense reimbursements, the total return would be lower. Total returns for periods of less than one year are not annualized.
(6)	The investment adviser fully reimbursed the Fund for losses incurred resulting from an investment transaction error. Without this reimbursement, total return would have been 1.95%.
(7)	Annualized.
(8)	The investment adviser voluntarily waived a portion of its fees.

See Notes to Financial Statements.

Smith Barney Managed Municipals Fund Inc. 2005 Semi-Annual Report         35

Financial Highlights (continued)

For a share of each class of capital stock outstanding throughout each year ended February 28, unless otherwise noted:

Class C Shares(1)(2)	2005(3)		2005		2004(4)	2003	2002	2001
Net Asset Value, Beginning of Period	$15.57		$15.88		$15.47	$15.71	$15.52	$14.15

Income (Loss) From Operations:
Net investment income	0.30		0.62		0.63	0.63	0.66 (5)	0.68
Net realized and unrealized gain (loss)	(0.16)		(0.32)		0.40	(0.22)	0.20 (5)	1.36

Total Income From Operations	0.14		0.30		1.03	0.41	0.86	2.04

Less Distributions From:
Net investment income	(0.30)		(0.61)		(0.62)	(0.65)	(0.66)	(0.67)
Net realized gains	—		—		—	—	(0.01)	—

Total Distributions	(0.30)		(0.61)		(0.62)	(0.65)	(0.67)	(0.67)

Net Asset Value, End of Period	$15.41		$15.57		$15.88	$15.47	$15.71	$15.52

Total Return(6)	0.88%		1.97	%(7)	6.80%	2.62%	5.68%	14.72%

Net Assets, End of Period (millions)	$173		$182		$196	$189	$184	$162

Ratios to Average Net Assets:
Gross expenses	1.26	%(8)	1.25%		1.24%	1.24%	1.24%	1.25%
Net expenses	1.26	(8)	1.24	(9)	1.24	1.24	1.24	1.25
Net investment income	3.84	(8)	3.97		4.02	4.05	4.22 (5)	4.58

Portfolio Turnover Rate	1%		8%		23%	49%	84%	56%

(1)	Per share amounts have been calculated using the average shares method.
(2)	On April 29, 2004, Class L shares were renamed as Class C shares.
(3)	For the six months ended August 31, 2005 (unaudited).
(4)	For the year ended February 29, 2004.
(5)	Effective March 1, 2001, the Fund adopted a change in the accounting method that requires the Fund to amortize premiums and accrete all discounts. Without the adoption of this change, for the year ended February 28, 2002, the change to net investment income, net realized and unrealized gain and the ratio of net investment income to average net assets was less than $0.01 per share, $0.01 per share and 0.01%, respectively. Per share information, ratios and supplemental data for the periods prior to March 1, 2001 have not been restated to reflect this change in presentation.
(6)	Performance figures may reflect voluntary fee waivers and/or expense reimbursements. Past performance is no guarantee of future results. In the absence of voluntary fee waivers and/or expense reimbursements, the total return would be lower. Total returns for periods of less than one year are not annualized.
(7)	The investment adviser fully reimbursed the Fund for losses incurred resulting from an investment transaction error. Without this reimbursement, total return would have been 1.90%.
(8)	Annualized.
(9)	The investment adviser voluntarily waived a portion of its fees.

See Notes to Financial Statements.

36         Smith Barney Managed Municipals Fund Inc. 2005 Semi-Annual Report

Financial Highlights (continued)

For a share of each class of capital stock outstanding throughout each year ended February 28, unless otherwise noted:

Class Y Shares(1)	2005(2)		2005		2004(3)	2003	2002	2001
Net Asset Value, Beginning of Period	$15.59		$15.90		$15.48	$15.73	$15.54	$14.18

Income (Loss) From Operations:
Net investment income	0.36		0.72		0.75	0.74	0.77 (4)	0.79
Net realized and unrealized gain (loss)	(0.17)		(0.30)		0.41	(0.23)	0.21 (4)	1.36

Total Income From Operations	0.19		0.42		1.16	0.51	0.98	2.15

Less Distributions From:
Net investment income	(0.35)		(0.73)		(0.74)	(0.76)	(0.78)	(0.79)
Net realized gains	—		—		—	—	(0.01)	—

Total Distributions	(0.35)		(0.73)		(0.74)	(0.76)	(0.79)	(0.79)

Net Asset Value, End of Period	$15.43		$15.59		$15.90	$15.48	$15.73	$15.54

Total Return(5)	1.25%		2.74	%(6)	7.66%	3.32%	6.47%	15.52%

Net Assets, End of Period (millions)	$11		$21		$36	$36	$33	$27

Ratios to Average Net Assets:
Gross expenses	0.52	%(7)	0.51%		0.50%	0.50%	0.50%	0.50%
Net expenses	0.52	(7)	0.50	(8)	0.50	0.50	0.50	0.50
Net investment income	4.56	(7)	4.70		4.76	4.78	4.92 (4)	5.33

Portfolio Turnover Rate	1%		8%		23%	49%	84%	56%

(1)	Per share amounts have been calculated using the average shares method.
(2)	For the six months ended August 31, 2005 (unaudited).
(3)	For the year ended February 29, 2004.
(4)	Effective March 1, 2001, the Fund adopted a change in the accounting method that requires the Fund to amortize premiums and accrete all discounts. Without the adoption of this change, for the year ended February 28, 2002, the change to net investment income, net realized and unrealized gain and the ratio of net investment income to average net assets was less than $0.01 per share, $0.01 per share and 0.01%, respectively. Per share information, ratios and supplemental data for the periods prior to March 1, 2001 have not been restated to reflect this change in presentation.
(5)	Performance figures may reflect voluntary fee waivers and/or expense reimbursements. Past performance is no guarantee of future results. In the absence of voluntary fee waivers and/or expense reimbursements, the total return would be lower. Total returns for periods of less than one year are not annualized.
(6)	The investment adviser fully reimbursed the Fund for losses incurred resulting from an investment transaction error. Without this reimbursement, total return would have been 2.67%.
(7)	Annualized.
(8)	The investment adviser voluntarily waived a portion of its fees.

See Notes to Financial Statements.

Smith Barney Managed Municipals Fund Inc. 2005 Semi-Annual Report         37

Notes to Financial Statements (unaudited)

1.	Organization and Significant Accounting Policies

The Smith Barney Managed Municipals Fund Inc. (the “Fund”), a Maryland corporation, is registered under the Investment Company Act of 1940 (“1940 Act”), as amended, as a diversified, open-end management investment company.

The following are significant accounting policies consistently followed by the Fund and are in conformity with U.S. generally accepted accounting principles (“GAAP”). Estimates and assumptions are required to be made regarding assets, liabilities and changes in net assets resulting from operations when financial statements are prepared. Changes in the economic environment, financial markets and any other parameters used in determining these estimates could cause actual results to differ.

(a) Investment Valuation. Securities are valued at the mean between the bid and asked prices provided by an independent pricing service that are based on transactions in municipal obligations, quotations from municipal bond dealers, market transactions in comparable securities and various relationships between securities. Securities for which market quotations are not readily available or are determined not to reflect fair value, will be valued in good faith by or under the direction of the Fund’s Board of Directors. Short-term obligations with maturities of 60 days or less are valued at amortized cost, which approximates value.

(b) Financial Futures Contracts. The Fund may enter into financial futures contracts typically to hedge a portion of the portfolio. Upon entering into a financial futures contract, the Fund is required to deposit cash or securities as initial margin. Additional securities are also segregated up to the current market value of the financial futures contracts. Subsequent payments, known as variation margin, are made or received by the Fund each day, depending on the daily fluctuation in the value of the underlying financial instruments. The Fund recognizes an unrealized gain or loss equal to the daily variation margin. When the financial futures contracts are closed, a realized gain or loss is recognized equal to the difference between the proceeds from (or cost of) the closing transactions and the Fund’s basis in the contracts.

The risks associated with entering into financial futures contracts include the possibility that a change in the value of the contract may not correlate with the changes in the value of the underlying instruments. In addition, investing in financial futures contracts involves the risk that the Fund could lose more than the original margin deposit and subsequent payments required for a futures transaction. Risks may also arise upon entering into these contracts from the potential inability of the counterparties to meet the terms of their contracts.

(c) Security Transactions and Investment Income. Security transactions are accounted for on a trade date basis. Interest income, adjusted for amortization of premium and accretion of discount, is recorded on the accrual basis. The cost of investments sold is determined by use of the specific identification method. To the extent any issuer defaults on an expected interest payment, the Fund’s policy is to generally halt any additional interest income accruals and consider the realizability of interest accrued up to the date of default.

38         Smith Barney Managed Municipals Fund Inc. 2005 Semi-Annual Report

Notes to Financial Statements (unaudited) (continued)

(d) Distributions to Shareholders. Distributions from net investment income for the Fund, if any, are declared and paid on a monthly basis. The Fund intends to satisfy conditions that will enable interest from municipals securities, which is exempt from federal income tax and from certain state income taxes, to retain such tax-exempt status when distributed to the shareholders of the Fund. Distributions of net realized gains, if any, are declared at least annually. Distributions are recorded on the ex-dividend date and are determined in accordance with income tax regulations, which may differ from GAAP.

(e) Class Accounting. Investment income, common expenses and realized/unrealized gain (loss) on investments are allocated to the various classes of the Fund on the basis of daily net assets of each class. Fees relating to a specific class are charged directly to that class.

(f) Federal and Other Taxes. It is the Fund’s policy to comply with the federal income and excise tax requirements of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies. Accordingly, the Fund intends to distribute substantially all of its taxable income and net realized gains on investments, if any, to shareholders each year. Therefore, no federal income tax provision is required in the Fund’s financial statements.

(g) Reclassification. GAAP requires that certain components of net assets be adjusted to reflect permanent differences between financial and tax reporting. These reclassifications have no effect on net assets or net asset values per share.

2.	Investment Advisory Agreement, Administration Agreement and Other Transactions with Affiliates

Smith Barney Fund Management LLC (“SBFM”), an indirect wholly-owned subsidiary of Citigroup Inc. (“Citigroup”), acts as investment adviser to the Fund. The Fund pays SBFM an advisory fee calculated at an annual rate of 0.35% of the Fund’s average daily net assets up to $500 million; 0.32% on the next $1.0 billion and 0.29% of the Fund’s average daily net assets in excess of $1.5 billion. This fee is calculated daily and paid monthly.

SBFM also acts as the Fund’s administrator for which the Fund pays a fee calculated at an annual rate of 0.20% of the Funds’s average daily net assets up to $500 million; 0.18% on the next $1.0 billion and 0.16% of the Fund’s average daily net assets in excess of $1.5 billion. This fee is calculated daily and paid monthly.

Citicorp Trust Bank, fsb. (“CTB”), another subsidiary of Citigroup, acts as the Fund’s transfer agent. PFPC Inc. (“PFPC”) and Primerica Shareholder Services (“PSS”), another subsidiary of Citigroup, act as the Fund’s sub-transfer agents. CTB receives account fees and asset-based fees that vary according to the size and type of account. PFPC and PSS are responsible for shareholder recordkeeping and financial processing for all shareholder accounts and are paid by CTB. For the six months ended August 31, 2005, the Fund paid transfer agent fees of $322,990 to CTB and PSS.

Citigroup Global Markets Inc. (“CGM”) and PFS Distributors, Inc., both of which are subsidiaries of Citigroup, act as the Fund’s distributors.

Smith Barney Managed Municipals Fund Inc. 2005 Semi-Annual Report         39

Notes to Financial Statements (unaudited) (continued)

There are maximum sales charges of 4.75% and 4.00% for Class 1 and A shares, respectively. There is a contingent deferred sales charge (“CDSC”) of 4.50% on Class B shares, which applies if redemption occurs within one year from purchase payment. This CDSC declines by 0.50% the first year after purchase payment and thereafter by 1.00% per year until no CDSC is incurred. Class C shares have a 1.00% CDSC, which applies if redemption occurs within one year from purchase payment. In addition, Class A shares also have a 1.00% CDSC, which applies if redemption occurs within one year from purchase payment. This CDSC only applies to those purchases of Class A shares, which, when combined with current holdings of Class A shares, equal or exceed $500,000 in the aggregate. These purchases do not incur an initial sales charge.

For the six months ended August 31, 2005, CGM and its affiliates received sales charges of approximately $38,000 and $998,000 on sales of the Fund’s Class 1 and A shares, respectively. In addition, for the six months ended August 31, 2005, CDSCs paid to CGM and its affiliates were approximately:

	Class A	Class B	Class C
CDSCs	$3,000	$168,000	$5,600

Certain officers and one Director of the Fund are employees of Citigroup or its affiliates and do not receive compensation from the Fund.

3.	Investments

During the six months ended August 31, 2005, the aggregate cost of purchases and proceeds from sales of investments (excluding short-term investments) were as follows:

Purchases	$30,931,827

Sales	60,020,326

At August 31, 2005, the aggregate gross unrealized appreciation and depreciation of investments for federal income tax purposes were substantially as follows:

Gross unrealized appreciation	$196,330,941
Gross unrealized depreciation	(2,098,870)

Net unrealized appreciation	$194,232,071

At August 31, 2005, the Fund had the following open futures contracts:

Contracts to Sell	Number of Contracts	Expiration Date	Basis Value	Market Value	Unrealized Loss
U.S. Treasury Bonds	7,128	9/05	$829,075,500	$843,777,000	$(14,701,500)

40         Smith Barney Managed Municipals Fund Inc. 2005 Semi-Annual Report

Notes to Financial Statements (unaudited) (continued)

4.	Class Specific Expenses

Pursuant to a Distribution Plan, the Fund pays a service fee with respect to its Class A, B and C shares calculated at an annual rate of 0.15% of the average daily net assets of each respective class. The Fund also pays a distribution fee with respect to its Class B and C shares calculated at an annual rate of 0.50% and 0.55% of the average daily net assets of each class, respectively. For the six months ended August 31, 2005, total Distribution fees, which are accrued daily and paid monthly, were as follows:

	Class A	Class B	Class C
Distribution Fees	$1,492,626	$1,012,125	$626,848

For the six months ended August 31, 2005, total Transfer Agent fees were as follows:

	Class 1	Class A	Class B	Class C	Class Y
Transfer Agent Fees	$59,362	$310,489	$102,103	$33,687	$46

For the six months ended August 31, 2005, total Shareholder Reports expenses were as follows:

	Class 1	Class A	Class B	Class C	Class Y
Shareholder Reports Expenses	$3,656	$38,984	$11,498	$4,300	$324

5.	Distributions to Shareholders by Class

	Six Months Ended August 31, 2005	Year Ended February 28, 2005
Net Investment Income
Class 1	$1,084,609	$2,377,985
Class A	43,061,796	88,892,626
Class B	5,890,375	15,615,324
Class C	3,379,268	7,268,966
Class Y	329,520	1,199,180

Total	$53,745,568	$115,354,081

6.	Capital Shares

At August 31, 2005, the Fund had one billion shares of capital stock authorized with a par value of $0.01 per share. The Fund has established multiple classes of shares. Each share of a class represents an identical interest in the Fund and has the same rights, except that each class bears certain expenses specifically related to the distribution of its shares.

Smith Barney Managed Municipals Fund Inc. 2005 Semi-Annual Report         41

Notes to Financial Statements (unaudited) (continued)

Transactions in shares of each class were as follows:

	Six Months Ended August 31, 2005		Year Ended February 28, 2005
	Shares	Amount	Shares	Amount
Class 1
Shares sold	80,271	$1,239,059	134,940	$2,096,055
Shares issued on reinvestment	70,348	1,084,609	153,563	2,377,980
Shares repurchased	(327,043)	(5,047,797)	(555,451)	(8,622,820)

Net Decrease	(176,424)	$(2,724,129)	(266,948)	$(4,148,785)

Class A
Shares sold	6,815,452	$105,531,137	17,828,129	$277,750,959
Shares issued on reinvestment	1,582,205	24,477,365	3,228,255	50,147,514
Shares repurchased	(10,163,699)	(157,456,047)	(19,571,432)	(304,551,325)

Net Increase (Decrease)	(1,766,042)	$(27,447,545)	1,484,952	$23,347,148

Class B
Shares sold	395,110	$6,128,289	1,078,403	$16,804,257
Shares issued on reinvestment	216,151	3,347,593	565,634	8,796,138
Shares repurchased	(3,937,137)	(61,026,629)	(10,014,559)	(156,050,872)

Net Decrease	(3,325,876)	$(51,550,747)	(8,370,522)	$(130,450,477)

Class C
Shares sold	499,558	$7,742,073	1,530,989	$23,845,505
Shares issued on reinvestment	131,106	2,028,972	281,721	4,377,705
Shares repurchased	(1,075,547)	(16,661,066)	(2,417,414)	(37,604,134)

Net Decrease	(444,883)	$(6,890,021)	(604,704)	$(9,380,924)

Class Y
Shares sold	—	$—	5	$75
Shares issued on reinvestment	8,981	139,108	19,631	305,659
Shares repurchased	(670,185)	(10,386,465)	(954,476)	(14,971,755)

Net Decrease	(661,204)	$(10,247,357)	(934,840)	$(14,666,021)

7.	Capital Loss Carryforward

On August 31, 2005, the Fund had, for federal income tax purposes, a net capital loss carryforward of $190,844,658, of which $6,474,126 expires in 2008, $33,918,659 expires in 2009, 60,003,856 expires in 2011 and 90,448,017 expires in 2013. These amounts will be available to offset any future taxable capital gains.

8.	Regulatory Matters and Related Litigation

On May 31, 2005, the U.S. Securities and Exchange Commission (“SEC”) issued an order in connection with the settlement of an administrative proceeding against Smith Barney Fund Management LLC (“SBFM”) and Citigroup Global Markets Inc. (“CGMI”) relating to the appointment of an affiliated transfer agent for the Smith Barney family of mutual funds (the “Funds”).

42         Smith Barney Managed Municipals Fund Inc. 2005 Semi-Annual Report

Notes to Financial Statements (unaudited) (continued)

The SEC order finds that SBFM and CGMI willfully violated Section 206(1) of the Investment Advisers Act of 1940 (“Advisers Act”). Specifically, the order finds that SBFM and CGMI knowingly or recklessly failed to disclose to the boards of the Funds in 1999 when proposing a new transfer agent arrangement with an affiliated transfer agent that: First Data Investors Services Group (“First Data”), the Funds’ then-existing transfer agent, had offered to continue as transfer agent and do the same work for substantially less money than before; and that Citigroup Asset Management (“CAM”), the Citigroup business unit that includes the Fund’s investment manager and other investment advisory companies, had entered into a side letter with First Data under which CAM agreed to recommend the appointment of First Data as sub-transfer agent to the affiliated transfer agent in exchange, among other things, for a guarantee by First Data of specified amounts of asset management and investment banking fees to CAM and CGMI. The order also finds that SBFM and CGMI willfully violated Section 206(2) of the Advisers Act by virtue of the omissions discussed above and other misrepresentations and omissions in the materials provided to the Funds’ boards, including the failure to make clear that the affiliated transfer agent would earn a high profit for performing limited functions while First Data continued to perform almost all of the transfer agent functions, and the suggestion that the proposed arrangement was in the Funds’ best interests and that no viable alternatives existed. SBFM and CGMI do not admit or deny any wrongdoing or liability. The settlement does not establish wrongdoing or liability for purposes of any other proceeding.

The SEC censured SBFM and CGMI and ordered them to cease and desist from violations of Sections 206(1) and 206(2) of the Advisers Act. The order requires Citigroup to pay $208.1 million, including $109 million in disgorgement of profits, $19.1 million in interest, and a civil money penalty of $80 million. Approximately $24.4 million has already been paid to the Funds, primarily through fee waivers. The remaining $183.7 million, including the penalty, has been paid to the U.S. Treasury and will be distributed pursuant to a plan prepared by Citigroup and submitted for approval by the SEC. The order also requires that transfer agency fees received from the Funds since December 1, 2004 less certain expenses be placed in escrow and provides that a portion of such fees may be subsequently distributed in accordance with the terms of the order.

The order requires SBFM to recommend a new transfer agent contract to the Fund boards within 180 days of the entry of the order; if a Citigroup affiliate submits a proposal to serve as transfer agent or sub-transfer agent, an independent monitor must be engaged at the expense of SBFM and CGMI to oversee a competitive bidding process. Under the order, Citigroup also must comply with an amended version of a vendor policy that Citigroup instituted in August 2004. That policy, as amended, among other things, requires that when requested by a Fund board, CAM will retain at its own expense an independent consulting expert to advise and assist the board on the selection of certain service providers affiliated with Citigroup.

At this time, there is no certainty as to how the proceeds of the settlement will be distributed, to whom such distributions will be made, the methodology by which such distributions will be allocated, and when such distributions will be made. Although there can

Smith Barney Managed Municipals Fund Inc. 2005 Semi-Annual Report         43

Notes to Financial Statements (unaudited) (continued)

be no assurance, Citigroup does not believe that this matter will have a material adverse effect on the Funds.

Beginning in August 2005, five class action lawsuits alleging violations of federal securities laws and state law were filed against CGMI and SBFM (collectively, the “Defendants”) based on the May 31, 2005 settlement order issued against the Defendants by the SEC. The complaints seek injunctive relief and compensatory and punitive damages, removal of SBFM as the advisor for the Smith Barney family of funds, rescission of the Funds’ management and other contracts with SBFM, recovery of all fees paid to SBFM pursuant to such contracts, and an award of attorneys’ fees and litigation expenses.

On October 5, 2005, a motion to consolidate the five actions and any subsequently-filed, related action was filed. That motion contemplates that a consolidated amended complaint alleging substantially similar causes of action will be filed in the future.

As of the date of this report, CAM believes that resolution of the pending lawsuit will not have a material effect on the financial position or results of operations of the Funds or the ability of the Advisers and their affiliates to continue to render services to the Funds under their respective contracts.

9.	Legal Matters

Beginning in June 2004, class action lawsuits alleging violations of the federal securities laws were filed against Citigroup Global Markets Inc. (the “Distributor”) and a number of its affiliates, including Smith Barney Fund Management LLC and Salomon Brothers Asset Management Inc (the “Advisers”), substantially all of the mutual funds managed by the Advisers, including the Fund (the “Funds”), and directors or trustees of the Funds (collectively, the “Defendants”). The complaints alleged, among other things, that the Distributor created various undisclosed incentives for its brokers to sell Smith Barney and Salomon Brothers funds. In addition, according to the complaints, the Advisers caused the Funds to pay excessive brokerage commissions to the Distributor for steering clients towards proprietary funds. The complaints also alleged that the defendants breached their fiduciary duty to the Funds by improperly charging Rule 12b-1 fees and by drawing on fund assets to make undisclosed payments of soft dollars and excessive brokerage commissions. The complaints also alleged that the Funds failed to adequately disclose certain of the allegedly wrongful conduct. The complaints sought injunctive relief and compensatory and punitive damages, rescission of the Funds’ contracts with the Advisers, recovery of all fees paid to the Advisers pursuant to such contracts and an award of attorneys’ fees and litigation expenses.

On December 15, 2004, a consolidated amended complaint (the “Complaint”) was filed alleging substantially similar causes of action. While the lawsuit is in its earliest stages, to the extent that the Complaint purports to state causes of action against the Funds, Citigroup Asset Management believes the Funds have significant defenses to such allegations, which the Funds intend to vigorously assert in responding to the Complaint.

Additional lawsuits arising out of these circumstances and presenting similar allegations and requests for relief may be filed against the Defendants in the future.

44         Smith Barney Managed Municipals Fund Inc. 2005 Semi-Annual Report

Notes to Financial Statements (unaudited) (continued)

As of the date of this report, Citigroup Asset Management and the Funds believe that the resolution of the pending lawsuit will not have a material effect on the financial position or results of operations of the Funds or the ability of the Advisers and their affiliates to continue to render services to the Funds under their respective contracts.

10.	Other Matters

On June 24, 2005, Citigroup announced that it has signed a definitive agreement under which Citigroup will sell substantially all of its worldwide asset management business to Legg Mason, Inc. (“Legg Mason”).

As part of this transaction, SBFM (the “Adviser”), currently an indirect wholly owned subsidiary of Citigroup, would become an indirect wholly owned subsidiary of Legg Mason. The Adviser is the investment adviser to the Fund.

The transaction is subject to certain regulatory approvals, as well as other customary conditions to closing. Subject to such approvals and the satisfaction of the other conditions, Citigroup expects the transaction to be completed later this year.

Under the Investment Company Act of 1940, consummation of the transaction will result in the automatic termination of the investment advisory contract between the Fund and the Adviser. Therefore, the Fund’s Board of Directors will be asked to approve a new investment management contract between the Fund and the Adviser. If approved by the Board, the new investment advisory contract will be presented to the shareholders of the Fund for their approval.

11.	Subsequent Event

The Fund has received information from Citigroup Asset Management (“CAM”) concerning Smith Barney Fund Management LLC (“SBFM), an investment advisory company that is part of CAM. The information received from CAM is as follows:

On September 16, 2005, the staff of the Securities and Exchange Commission (the “Commission”) informed SBFM that the staff is considering recommending that the Commission institute administrative proceedings against SBFM for alleged violations of Sections 19(a) and 34(b) of the Investment Company Act (and related Rule 19a-1). The notification is a result of an industry wide inspection undertaken by the Commission and is based upon alleged deficiencies in disclosures regarding dividends and distributions paid to shareholders of certain funds. In connection with the contemplated proceedings, the staff may seek a cease and desist order and/or monetary damages from SBFM.

Although there can be no assurance, SBFM believes that this matter is not likely to have a material adverse effect on the Fund or SBFM’s ability to perform investment advisory services relating to the Fund.

The Commission staff’s recent notification will not affect the sale by Citigroup Inc. of substantially all of CAM’s worldwide business to Legg Mason, Inc., which Citigroup continues to expect will occur in the fourth quarter of this year.

Smith Barney Managed Municipals Fund Inc. 2005 Semi-Annual Report         45

Board Approval of Management Agreement (unaudited)

Smith Barney Managed Municipals Fund Inc.

At separate meetings of the Fund’s Board of Directors, the Board considered the re-approval for an annual period of the Fund’s Investment Advisory Agreement and Administration Agreement, pursuant to which Smith Barney Fund Management LLC (the “Manager”) provides the Fund with investment advisory and administrative services. The Board members who are not “interested persons” (as defined in the Investment Company Act of 1940, as amended (the “Independent Directors”)) of the Fund were assisted in their review by Fund counsel and independent legal counsel and met with independent legal counsel in executive sessions separate from representatives of the Manager. The Independent Directors requested and received information from the Manager they deemed reasonably necessary for their review of the Agreements and the Manager’s performance. This information was initially reviewed by a special committee of the Independent Directors and then by the full Board. Prior to the Board’s deliberations, Citigroup had announced an agreement to sell the Manager to Legg Mason, which, subject to certain approvals, was expected to be effective later in the year. Consequently, representatives of Legg Mason discussed with the Board Legg Mason’s intentions regarding the preservation and strengthening of the Manager’s business. The Independent Directors also requested and received certain assurances from senior management of Legg Mason regarding the continuation of the Fund’s portfolio management team and of the level of other services provided to the Fund and its stockholders should the sale of the Manager be consummated.

In voting to approve the Agreements, the Independent Directors considered whether the approval of the Agreements would be in the best interests of the Fund and its stockholders, an evaluation based on several factors including those discussed below.

Analysis of the Nature, Extent and Quality of the Services provided to the Fund

The Board received a presentation from representatives of the Manager regarding the nature, extent and quality of services provided to the Fund and other funds in the Citigroup Asset Management (“CAM”) fund complex. In addition, the Independent Directors received and considered other information regarding the services provided to the Fund by the Manager under the Agreements during the past year, including a description of the administrative and other services rendered to the Fund and its shareholders by the Manager. The Board noted information received at regular meetings throughout the year related to the services rendered by the Manager about the management of the Fund’s affairs and the Manager’s role in coordinating the activities of the Fund’s other service providers. The Board’s evaluation of the services provided by the Manager took into account the Board’s knowledge and familiarity gained as Board members of funds in the CAM fund complex, including the scope and quality of the Manager’s investment management and other capabilities and the quality of its administrative and other services. The Board observed that the scope of services provided by the Manager had expanded over time as a result of regulatory and other developments, including maintaining and monitoring its own and the Fund’s expanded compliance programs. The Board also considered the Manager’s response to recent regulatory compliance issues affecting it and the CAM fund

46         Smith Barney Managed Municipals Fund Inc. 2005 Semi-Annual Report

Board Approval of Management Agreement (unaudited) (continued)

complex. The Board reviewed information received from the Manager and the Fund’s Chief Compliance Officer regarding the implementation to date of the Fund’s compliance policies and procedures established pursuant to Rule 38a-1 under the Investment Company Act of 1940, as amended.

The Board reviewed the qualifications, backgrounds and responsibilities of the Fund’s senior personnel and the portfolio management team primarily responsible for the day-to-day portfolio management of the Fund. The Board also considered the willingness of the Manager to consider and implement organizational changes to improve investment results and the services provided to the CAM fund complex. The Board noted that the Manager had recently changed the reporting structure for the Fund’s portfolio management team in an effort to improve the Fund’s performance over time. The Board also noted that the Manager’s Office of the Chief Investment Officer, comprised of the senior officers of the investment teams managing the funds in the CAM complex, participates in reporting to the Board on investment matters. The Board also considered, based on its knowledge of the Manager and its affiliates, the financial resources available to CAM and its parent organization, Citigroup Inc.

The Board also considered the Manager’s brokerage policies and practices, the standards applied in seeking best execution, the Manager’s policies and practices regarding soft dollars, the use of a broker affiliated with the Manager and the existence of quality controls applicable to brokerage allocation procedures. In addition, management also reported to the Board on, among other things, its business plans, recent organizational changes and portfolio manager compensation plan.

The Board concluded that, overall, it was satisfied with the nature, extent and quality of services provided (and expected to be provided) under the Agreements by the Manager.

Fund Performance

The Board received and reviewed performance information for the Fund and for a group of comparable funds (the “Performance Universe”) selected by Lipper Inc., an independent provider of investment company data. The Board was provided with a description of the methodology Lipper used to determine the similarity of the Fund with the funds included in the Performance Universe. The Board also was provided with information comparing the Fund’s performance to the Lipper category averages over various time periods. The Board members noted that they had also received and discussed with management information throughout the year at periodic intervals comparing the Fund’s performance against its benchmark index. The information comparing the Fund’s performance to that of its Performance Universe, consisting of all retail and institutional funds classified as general municipal debt funds by Lipper, was for the one-, three-, five- and ten-year periods ended March 31, 2005. The Fund performed better than the median for the one-, five- and ten-year periods, and performed slightly below the median for the three-year period. The Board noted that the Fund’s one-year performance was in the 1st quintile of the Performance Universe. The Board also reviewed performance information provided by the Manager for periods ended May 2005, which showed the Fund’s short-term performance lagging that of its benchmark index and Lipper category averages. The Board members discussed with the

Smith Barney Managed Municipals Fund Inc. 2005 Semi-Annual Report         47

Board Approval of Management Agreement (unaudited) (continued)

Fund’s portfolio managers the reasons for the Fund’s recent underperformance compared to its benchmark index and Lipper category averages. It was noted that the portfolio managers had taken a cautious approach to managing interest rate risk which impacted the Fund’s performance as compared to the benchmark and Lipper category. The Board members noted that the portfolio managers are very experienced with a superior long-term track record, and expressed their confidence in the portfolio management team. Based on their review, the Board generally was satisfied with the Fund’s performance, particularly the Fund’s long-term performance record and the Manager’s effort to improve the Fund’s recent performance while maintaining a prudent investment approach.

Management Fees and Expense Ratios

The Board reviewed and considered the contractual management fee (the “Contractual Management Fee”) payable by the Fund to the Manager for investment advisory and administrative services in light of the nature, extent and quality of the management services provided by the Manager. The Board also reviewed and considered the fee waiver and/or expense reimbursement arrangements currently in place for the Fund and considered the actual fee rate (after taking the waivers and/or reimbursements into account) (the “Actual Management Fee”) and whether the fee waivers and reimbursements could be discontinued.

Additionally, the Board received and considered information comparing the Fund’s Contractual Management Fee and Actual Management Fee and the Fund’s overall expenses with those of funds in both the relevant expense group (the “Expense Group”) and a broader group of funds, each selected and provided by Lipper. The Board also reviewed information regarding fees charged by the Manager to other U.S. clients investing primarily in an asset class similar to that of the Fund including, where applicable, separate accounts. The Manager reviewed with the Board the significant differences in scope of services provided to the Fund and to these other clients, noting that the Fund is provided with administrative services, office facilities, fund officers (including the Fund’s chief executive, chief financial and chief compliance officers), and that the Manager coordinates and oversees the provision of services to the Fund by other fund providers. The Board considered the fee comparisons in light of the differences required to manage these different types of accounts. The Board received an analysis of complex-wide management fees provided by the Manager, which, among other things, set out a proposed framework of fees based on asset classes.

Management also discussed with the Board the Fund’s distribution arrangement. The Board was provided with information concerning revenues received by and certain expenses incurred by the Fund’s affiliated distributors and how the amounts received by the distributors are expended.

The information comparing the Fund’s Contractual and Actual Management Fees as well as its actual total expense ratio to its Expense Group, consisting of 16 retail front-end load funds (including the Fund) classified as “general municipal debt funds” by Lipper, showed that the Fund’s Contractual Management Fee was slightly higher than the median and that the Actual Management Fee was slightly lower than the median of management

48         Smith Barney Managed Municipals Fund Inc. 2005 Semi-Annual Report

Board Approval of Management Agreement (unaudited) (continued)

fees paid by the other funds in the Expense Group. The Board noted that the Fund’s actual total expense ratio was the lowest of the total ratios of the funds in the Expense Group.

Taking all of the above into consideration, the Board determined that the management fee was reasonable in light of the comparative performance and expense information and the nature, extent and quality of the services provided to the Fund under the Investment Advisory Agreement and the Administration Agreement.

Manager Profitability

The Board received and considered a profitability analysis of the Manager and its affiliates in providing services to the Fund. The Board also received profitability information with respect to the CAM fund complex as a whole. In addition, the Board received information with respect to the Manager’s allocation methodologies used in preparing this profitability data as well as a report from an outside consultant that had reviewed the Manager’s methodology. The Board also noted the profitability percentage ranges determined by appropriate court cases to be reasonable given the services rendered to investment companies. The Board also considered the Manager’s voluntary waiver of a portion of its management fee and the effect such waiver had on the Manager’s profitability. The Board determined that the Manager’s profitability was not excessive in light of the nature, extent and quality of the services provided to the Fund.

Economies of Scale

The Board received and considered information regarding whether there have been economies of scale with respect to the management of the Fund, whether the Fund has appropriately benefited from any economies of scale, and whether there is potential for realization of any further economies of scale. The Board considered whether economies of scale in the provision of services to the Fund were being passed along to the shareholders. The Board also considered whether alternative fee structures (such as with additional breakpoints at lower asset levels) would be more appropriate or reasonable taking into consideration economies of scale or other efficiencies.

The Board noted that the Fund’s asset level had exceeded the specified asset level at which one or more breakpoints to its Contractual Management Fee are triggered. Accordingly, the Fund and its shareholders have realized economies of scale because the total expense ratio of the Fund was lower than if no breakpoints had been in place. The Board also noted that as the Fund’s assets have increased over time, the Fund and its shareholders have realized other economies of scale as certain expenses, such as fixed Fund fees, become a smaller percentage of overall assets. The Board noted that it appeared that the benefits of any economies of scale also would be appropriately shared with shareholders through increased investment in fund management and administration resources.

Based on such factors, and in light of the Manager’s profitability data, the Board believed that the Manager’s sharing of current economies of scale with the Fund was adequate.

Smith Barney Managed Municipals Fund Inc. 2005 Semi-Annual Report         49

Board Approval of Management Agreement (unaudited) (continued)

Other Benefits to the Manager

The Board considered other benefits received by the Manager and its affiliates as a result of the Manager’s relationship with the Fund, including soft dollar arrangements, receipt of brokerage commissions and the opportunity to offer additional products and services to Fund shareholders.

In light of the costs of providing investment management and other services to the Fund and the Manager’s ongoing commitment to the Fund, the profits and other ancillary benefits that the Manager and its affiliates received were considered reasonable.

Based on their discussions and considerations, including those described above, the Board members approved the Investment Advisory Agreement and the Administration Agreement to continue for another year.

No single factor reviewed by the Board was identified by the Board as the principal factor in determining whether to approve the Investment Advisory Agreement and Administration Agreement.

50         Smith Barney Managed Municipals Fund Inc. 2005 Semi-Annual Report

Smith Barney Managed Municipals Fund Inc.

DIRECTORS

Dwight B. Crane

Burt N. Dorsett

R. Jay Gerken, CFA

Chairman

Elliot S. Jaffe

Stephen E. Kaufman

Cornelius C. Rose, Jr.

OFFICERS

R. Jay Gerken, CFA

President and Chief
Executive Officer

Andrew B. Shoup

Senior Vice President and
Chief Administrative Officer

Kaprel Ozsolak

Chief Financial Officer

and Treasurer

Joseph P. Deane

Vice President and

Investment Officer

David T. Fare

Vice President and

Investment Officer

Andrew Beagley

Chief Anti-Money Laundering
Compliance Officer and

Chief Compliance Officer

Robert I. Frenkel

Secretary and

Chief Legal Officer

INVESTMENT ADVISER

AND ADMINISTRATOR

Smith Barney Fund
Management LLC

DISTRIBUTORS

Citigroup Global Markets Inc.

PFS Distributors, Inc.

CUSTODIAN

State Street Bank and Trust Company

TRANSFER AGENT

Citicorp Trust Bank, fsb.

125 Broad Street, 11th Floor

New York, New York 10004

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

KPMG LLP

345 Park Avenue

New York, New York 10154

SUB-TRANSFER AGENTS

PFPC Inc.

P.O. Box 9699

Providence, Rhode Island

02940-9699

Primerica Shareholder Services

P.O. Box 9662

Providence, Rhode Island

02940-9662

This report is submitted for the general information of the shareholders of Smith Barney Managed Municipals Fund Inc, but it may also be used as sales literature when preceded or accompanied by the current Prospectus.

This report must be preceded or accompanied by a free prospectus. Investors should consider the Fund’s investment objectives, risks, charges and expenses carefully before investing. The prospectus contains this and other important information about the Fund. Please read the prospectus carefully before investing.

www.citigroupam.com

©2005 Citigroup Global Markets Inc. Member NASD, SIPC

FD0435 10/05	05-9157

Smith Barney Managed Municipals Fund Inc.

SMITH BARNEY MANAGED MUNICIPALS FUND INC.

Smith Barney Mutual Funds

125 Broad Street

10th Floor, MF-2

New York, New York 10004

The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms N-Q are available on the Commission’s website at www.sec.gov. The Fund’s Forms N-Q may be reviewed and copied at the Commission’s Public Reference Room in Washington D.C., and information on the operation of the Public Reference Room may be obtained by calling 800-SEC-0330. To obtain information on Form N-Q from the Fund, shareholders can call 800-451-2010.

Information on how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 and a description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available (1) without charge, upon request, by calling 1-800-451-2010, (2) on the Fund’s website at www.citigroupam.com and (3) on the SEC’s website at www.sec.gov.

ITEM 2.	CODE OF ETHICS.

Not applicable.

ITEM 3.	AUDIT COMMITTEE FINANCIAL EXPERT.

Not applicable.

ITEM 4.	PRINCIPAL ACCOUNTANT FEES AND SERVICES.

Not applicable.

ITEM 5.	AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable.

ITEM 6.	SCHEDULE OF INVESTMENTS.

Not applicable.

ITEM 7.	DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 8.	[RESERVED]

ITEM 9.	PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable.

ITEM 10.	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

Not applicable.

ITEM 11.	CONTROLS AND PROCEDURES.

(a)	The registrant’s principal executive officer and principal financial officer have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a- 3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”)) are effective as of a date within 90 days of the filing date of this report that includes the disclosure required by this paragraph, based on their evaluation of the disclosure controls and procedures required by Rule 30a-3(b) under the 1940 Act and 15d-15(b) under the Securities Exchange Act of 1934.

(b)	There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the registrant’s last fiscal half-year (the registrant’s second fiscal half-year in the case of an annual report) that have materially affected, or are likely to materially affect the registrant’s internal control over financial reporting.

ITEM 12.	EXHIBITS.

(a)	Not applicable.

(b)	Attached hereto.

Exhibit 99.CERT	Certifications pursuant to section 302 of the Sarbanes-Oxley Act of 2002

Exhibit 99.906CERT	Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this Report to be signed on its behalf by the undersigned, there unto duly authorized.

Smith Barney Managed Municipals Fund Inc.

By:	/s/ R. JAY GERKEN
R. Jay Gerken Chief Executive Officer of Smith Barney Managed Municipals Fund Inc.

Date:	November 9, 2005

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ R. JAY GERKEN
R. Jay Gerken Chief Executive Officer of Smith Barney Managed Municipals Fund Inc.

Date:	November 9, 2005

By:	/s/ KAPREL OZSOLAK
Kaprel Ozsolak Chief Financial Officer of Smith Barney Managed Municipals Fund Inc.

Date:	November 9, 2005